SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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☐ Definitive Proxy Statement

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Novavax, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOVAVAX, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 4, 2005

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Novavax, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, May 4, 2005 at 9:00 a.m. local time at the corporate headquarters of the Company, 508 Lapp Road, Malvern, Pennsylvania 19355 (the “Meeting”) for the purpose of considering and voting upon the following matters:

1. To elect two directors as Class I directors to serve on the Board of Directors for a three-year term expiring at the 2008 Annual Meeting of Stockholders;

2. To approve the Novavax, Inc. 2005 Stock Incentive Plan;

3. To approve the issuance of the shares of Common Stock, $.01 par value, of the Company issuable with respect to senior convertible notes in the aggregate principal amount of $35,000,000 issued to certain qualified institutional buyers and accredited investors;

4. To ratify the appointment of Ernst & Young LLP as independent auditor of the Company for the current fiscal year ending December 31, 2005; and

5. To transact such other business as may properly come before the Meeting or any adjournment thereof.
      The Board of Directors has no knowledge of any other business to be transacted at the Meeting other than the matters discussed under “Additional Information — Proposed Items” herein that have been proposed and may be presented at the Meeting by a stockholder.
      The Board of Directors has fixed the close of business on Friday, March  11, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.
      A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2004, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the attached Proxy Statement.

By Order of the Board of Directors

David A. White, Secretary
March   , 2005
      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

NOVAVAX, INC.
508 Lapp Road
Malvern, Pennsylvania 19355

PROXY STATEMENT
For the Annual Meeting of Stockholders
To Be Held May 4, 2005

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Novavax, Inc. (“Novavax” or the “Company”) for use at the Annual Meeting of Stockholders to be held on Wednesday, May 4, 2005 at 9:00 a.m. local time at the Company’s corporate headquarters, 508 Lapp Road, Malvern, Pennsylvania 19355 and at any adjournments thereof (the “Meeting”). The Notice of Meeting, this Proxy Statement, the enclosed proxy and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2004 are being mailed to stockholders on or about March   , 2005.
VOTING PROCEDURE AND QUORUM
      The Board of Directors has fixed March 11, 2005 as the record date to determine the stockholders entitled to receive notice of and to vote at the Meeting (the “Record Date”). The only class of stock of the Company entitled to vote at the Meeting is its common stock, $.01 par value (the “Common Stock”). Only the record holders of shares of Common Stock at the close of business on the Record Date may vote at the Meeting. On the Record Date, there were 39,553,876 shares of Common Stock outstanding and entitled to be voted at the Meeting. Each share entitles the holder to one vote on each of the matters to be voted upon at the Meeting. A stockholder may vote as directed by the enclosed proxy.
      All properly executed proxies will be voted in accordance with the instructions of the stockholder. If no contrary instructions have been indicated, the proxies will be voted in favor of Proposals 1, 2, 3 and 4 as set forth in the accompanying Notice of Meeting. The Board of Directors knows of no other matters to be presented for consideration at the Meeting other than those discussed under “Additional Information — Proposed Items” section herein. The persons named in the Board’s form of proxy intend to exercise their discretionary authority and vote as indicated in such section on any of such matters presented by the stockholder at the Meeting.
      Stockholders may revoke proxies at any time before they are exercised at the Meeting by (a) signing and submitting a later-dated proxy to the Secretary of the Company, (b) delivering written notice of revocation to the Secretary of the Company, or (c) voting in person at the Meeting. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the stockholder’s proxy and vote in person.
      The presence in person or by proxy of the holders of a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote is required to constitute a quorum at the Annual Meeting. If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy at the Meeting have the power to adjourn the Meeting until a quorum is present, without notice other than an announcement at the Meeting and so long as such adjournment is less than 30 days and a new record date is not fixed. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Meeting as originally scheduled. Abstentions and broker non-votes will count in determining whether a quorum is present at the Meeting. A broker non-vote occurs when a broker or other nominee holds shares represented by a proxy and has not received voting instructions with respect to a particular item and does not have discretionary authority to vote such shares.

PROPOSAL ONE — ELECTION OF DIRECTORS
      Pursuant to the Company’s Amended and Restated Certificate of Incorporation, the Company’s Board of Directors may consist of no fewer than three directors, with the specific number to be authorized by the Board of Directors from time to time at its discretion. The Board of Directors is currently authorized to consist of nine members. The Board has determined to fix the number of directors at eight effective as of the Meeting, following the decision of Ronald H. Walker to retire from the Board as of such date.
      The members of the Company’s Board of Directors are divided into three classes, designated Class I, Class II and Class III, each serving staggered three-year terms. The terms of the Class I directors expire at this Meeting. The terms of the Class II and Class III directors will expire at the 2006 and 2007 Annual Meetings of Stockholders, respectively. A director of any class who is elected by the Board of Directors to fill a vacancy resulting from an increase in the number of directors holds office for the remaining term of the class to which he or she is elected. A director who is elected by the Board to fill a vacancy arising in any other manner holds office for the remaining term of his or her predecessor. Directors elected by the stockholders at an annual meeting to succeed those whose terms expire at such meeting are of the same class as the directors they succeed and are elected for a term to expire at the third annual meeting of stockholders after their election and until their successors are duly elected and qualified.
      In the event of any increase or decrease in the authorized number of directors, the newly created or eliminated directorships must be apportioned by the Board among the three classes so as to ensure that no one class has more than one director more than any other class. However, no existing director may be reclassified from one class to another and, therefore, the number of directors in each class may become temporarily imbalanced.
      Two directors are to be elected at this Meeting to fill the terms of the Class I directors that expire at this Meeting. The Board of Directors, by all of its independent directors, has designated Denis M. O’Donnell, M.D. and Nelson M. Sims as nominees for reelection as Class I directors of the Company at this Meeting. If elected, such nominees will serve until the expiration of their terms at the 2008 Annual Meeting of Stockholders and until their successors are elected and qualified. Each of Dr. O’Donnell and Mr. Sims is currently a director of the Company and has consented to being named in this Proxy Statement and to serve if elected. The Board of Directors has no reason to believe that either of the nominees will be unable to serve if elected. If a nominee becomes unavailable to serve as a director, the persons named as proxies in the accompanying proxy may vote the proxy for a substitute nominee.
      The election of directors requires the affirmative vote of a plurality of the votes cast by stockholders entitled to vote at the Meeting. Accordingly, abstentions, broker non-votes and votes withheld for a nominee will not have any effect on the election of a director.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
FOR THE ELECTION OF THE BOARD’S NOMINEES.

Members of the Board of Directors
      The following table provides certain information with respect to the directors of the Company. Comparable information regarding the executive officers of the Company is provided in the Company’s Annual Report on Form 10–K.
Nominees for Class I Directors

		Director	Principal Occupation, Other Business
Name	Age	Since	Experience and Other Directorships

Denis M. O’Donnell, M.D.	51	1998	Chairman of the Board of Directors of Novavax since May 2000. Chief Executive Officer and President of Molecular Diagnostics, Inc. since February 2004. General Partner at Seaside Partners, L.P., a private equity firm, from 1997 to 2003. Vice Chairman of the Board of Directors of Novavax from 1999 to 2000. Senior Advisor to Novavax from 1997 to 1998. President of Novavax from 1995 to 1997. Vice President, Business Development of Novavax from 1992 to 1995. Currently a director of Columbia Laboratories, Inc., ELXSI Corporation and Molecular Diagnostics, Inc.
Nelson M. Sims	57	2003	President and Chief Executive Officer of Novavax since August 2003. Retired from Eli Lilly and Company in June 2001 after 28 years of service. Executive management positions at Eli Lilly included Executive Director of Strategic Alliance Management for Eli Lilly and Company from November 1999 to June 2001, President of Eli Lilly Canada Inc. from January 1991 to November 1999, and Vice President of Hybritech, Inc., a Lilly subsidiary. Currently a director of MDS Inc.
Directors Continuing as Class II Directors

		Director	Principal Occupation, Other Business
Name	Age	Since	Experience and Other Directorships

Gary C. Evans	48	1998	President and Chief Executive Officer of Magnum Hunter Resources, Inc., an oil and gas exploration company, since 1995, Chairman of the Board of Directors until October 2004, and Chief Executive Officer of its predecessor, Hunter Resources, Inc., since 1985. Currently a trustee of TEL Offshore Trust, an oil and gas trust.
J. Michael Lazarus, M.D.	67	1995	Chief Medical Officer and Senior Vice President of Fresenius Medical Care North America since 1996. Professor of Medicine at Harvard Medical School from 1979 to 1996.

		Director	Principal Occupation, Other Business
Name	Age	Since	Experience and Other Directorships

John O. Marsh, Jr.	78	1991	Visiting Professor, George Mason University, since 2001. Visiting Professor, Virginia Military Institute, 1998. Interim Chief Executive Officer of Novavax from July 1996 to March 1997 and Chairman of the Board of Directors from July 1996 to February 1997. Secretary of the Army from 1981 to 1989. Counselor with Cabinet rank to the President of the United States from 1974 to 1977. Assistant for National Security Affairs to Vice President of the United States, 1974. Assistant Secretary of Defense from 1973 to 1974. U.S. Representative in Congress from 1963 to 1971.
Directors Continuing as Class III Directors

		Director	Principal Occupation, Other Business
Name	Age	Since	Experience and Other Directorships

Susan B. Bayh	45	2004	Distinguished Visiting Professor in the College of Business Administration, Butler University, since 1994. Commissioner with the U.S. Department of State International Commission between the United States and Canada, from 1994 to 2000. Attorney, Eli Lilly and Company Pharmaceutical Division, from 1989 to 1994. Attorney, Barnes & Thornburg, from 1984 to 1985. Currently a director of Curis, Inc., Dendreon Corporation, Wellpoint, Inc., Emmis Communications Corporation and Dyax, Corp.
Mitchell J. Kelly	45	1997	Chairman of the Board, Chief Executive Officer and Managing Member of Anaconda Capital Management, L.L.C., an investment management firm, since 1995, and in various capacities with affiliates of Anaconda Capital since 1993. President and Chief Executive Officer of Novavax from September 2002 to August 2003 and from September 1998 to May 1999.
Michael A. McManus, Jr.	62	1998	President, Chief Executive Officer and Director of Misonix, Inc., a medical, scientific and industrial provider of ultrasonic and air pollution systems, since 1998. President and Chief Executive Officer of N.Y. Bancorp from 1990 to 1998. Assistant to the President of the United States from 1982 to 1985. Currently a director of L Q Corporation, Inc., NWH, Inc. and American Home Mortgage Holdings, Inc.

Retiring Class I Director

Ronald H. Walker	67	1995	Currently retired. Chairman of the Board of Directors of Novavax from 1998 to 2000. Senior Partner/Managing Director of Korn/Ferry International, an executive search firm, from 1978 to 1999. Director of the National Park Service from 1972 to 1975. Special Assistant to the President of the United States from 1969 to 1972.
      There are no family relationships among any of the directors (or any nominee of the Board therefor) or executive officers of Novavax, and no arrangements exist between any director or nominee and any other person pursuant to which such director or nominee was or is to be selected as a nominee. No director, executive officer, nominee or any associate of any of the foregoing has any interest, direct or indirect, in any proposal of the Board to be considered and acted upon at the Meeting (other than the election of directors). See “Additional Information — Proposed Items” below for a description of other matters that may be presented by a stockholder at the Meeting. Our Chairman, Denis M. O’Donnell, M.D., has an interest in the matter proposed relating to changes in the Chairman position.
Board of Directors and Committee Information
      The Board of Directors has determined that, with the exception of Messrs. Kelly and Sims and Dr. O’Donnell, each of whom is or was within the last three fiscal years an employee or executive officer of the Company, all of the members of the Board are “independent” directors, as that term is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers (the “NASD”) and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
      The Board of Directors met 11 times during 2004, and the independent members of the Board met once during the same period. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees on which they served.
      The Board of Directors of Novavax currently has three standing committees: a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee. In addition to the descriptions below, please refer to the “Report of the Compensation Committee” and “Report of the Audit Committee” included in this Proxy Statement.

Compensation Committee
      The Compensation Committee, whose current members are Mr. Walker (Chairman), Dr. Lazarus and Ms. Bayh, reviews and recommends salaries and other compensatory benefits for the employees, officers and directors of Novavax. The Compensation Committee also administers the option plans of the Company, pursuant to which the committee recommends stock option grants and other awards for executive officers, key employees and directors of Novavax and its subsidiaries. During 2004, the Compensation Committee met six times. Prior to March 2004, the Compensation Committee consisted of Messrs. Evans (Chairman), Marsh, McManus and Walker; Ms. Bayh joined Mr. Walker and Dr. Lazarus as a member of the committee effective October 2004. Upon Mr. Walker’s retirement, a new Chair of the Compensation Committee will be selected and the Board will determine, in consultation with the Nominating and Corporate Governance Committee, whether to appoint one or more new members to the Compensation Committee.
      The Compensation Committee acts pursuant to a written charter, a copy of which is posted on the Company’s website at www.novavax.com.

Audit Committee
      Effective March 2004, the Audit Committee consisted of Messrs. McManus (Chairman), Evans and Marsh, each of whom is a non-employee director and qualifies as independent under NASD and other applicable rules and regulations. The Board has determined that Mr. McManus qualifies as the committee’s “audit committee financial expert” as that term is defined by the rules and regulations of the Securities and Exchange Commission, and is financially sophisticated as required by the listing standards for The Nasdaq Stock Market.
      The Audit Committee acts pursuant to the Audit Committee Charter as adopted by the Board, which was amended and restated in March 2004; a copy of the revised charter is available on the Company’s website at www.novavax.com. The Audit Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy, and is charged with performing an annual self-evaluation with the goal of continuing improvement.
      The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditor. To this end, the committee meets with the Company’s independent auditor to discuss the scope and results of its examination and reviews the financial statements and reports contained in the Company’s periodic and other filings. The Audit Committee also reviews the adequacy and efficacy of the Company’s accounting, auditing and financial control systems, as well as the Company’s disclosure controls and procedures; monitors the adequacy of the Company’s accounting and financial reporting processes and practices; and considers any issues raised by its members, the Company’s independent auditor, and the Company’s employees. To assist in carrying out its duties, the Audit Committee is authorized to investigate any matter brought to its attention, retain the services of independent advisors (including legal counsel, auditors and other experts), and receive and respond to concerns and complaints relating to accounting, internal accounting controls and auditing matters. During 2004, the Audit Committee met six times. Prior to March 2004, the Audit Committee consisted of Messrs. McManus (Chairman) and Evans and Dr. Lazarus.

Nominating and Corporate Governance Committee
      The Nominating and Corporate Governance Committee (the “Governance Committee”) consists of Messrs. Evans (Chairman), Marsh, McManus and Walker, Dr. Lazarus and Ms. Bayh, each of whom qualifies as independent under NASD and other applicable rules and regulations. The Governance Committee was established in March 2004, replacing the Nominating Committee that consisted of Dr. Lazarus (Chairman), Mr. Kelly, Dr. O’Donnell and Mr. Walker. The Governance Committee met three times during 2004.
      The Governance Committee acts pursuant to a written charter, a copy of which is available on the Company’s website at www.novavax.com. As provided in the charter, the primary function of the Governance Committee is to assist the Board in fulfilling its responsibilities by: reviewing and making recommendations to the Board regarding the Board’s size, structure and composition; establishing criteria for Board membership; identifying and evaluating candidates qualified to become members of the Board, including candidates proposed by stockholders; selecting, or recommending for selection, director nominees to be presented for approval at the annual meeting of stockholders and to fill vacancies on the Board; evaluating Company policies relating to the recruitment of Board members; developing and recommending to the Board corporate governance policies and practices applicable to the Company; monitoring compliance with the Company’s Code of Business Conduct and Ethics; and handling such other matters as the Board or committee deems appropriate. The Governance Committee’s goal is to contribute to the effective representation of the Company’s stockholders and to play a leadership role in shaping the Company’s corporate governance.
      As noted above, it is the Governance Committee’s responsibility to review and evaluate director candidates, including candidates submitted by stockholders. In performing its evaluation and review, the Governance Committee does not differentiate between candidates based on the proposing constituency, but rather applies the same criteria to each candidate.
      Stockholders who wish to nominate qualified candidates to serve as directors of the Company may do so in accordance with the procedures set forth in the Company’s By-laws, which procedures did not change during the last fiscal year. As set forth in the By-laws, a stockholder must notify the Company in writing, by notice delivered to the attention of the Secretary of the Company at the address of the Company’s principal executive offices, of a proposed nominee. In order to ensure meaningful consideration of such candidates, notice must be received not less than 60 days nor more than 90 days prior to the meeting. However, if the Company does not give prior notice or make prior public disclosure of the date of the meeting at least 70 days’ prior to the meeting date, notice will be considered timely if it is received no later than the close of business on the 10th day following the date on which such notice was given or public disclosure was made (whichever occurred first).
      The notice must set forth as to each proposed nominee:

•	name, age, business address and, if known, residence address,

•	his or her principal occupation or employment,

•	the number of shares of stock of the Company, if any, which are beneficially owned by such nominee, and

•	any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to applicable law.
      The notice must also set forth with respect to the stockholder giving the notice:

•	the name and address, as they appear on the Company’s books, of such stockholder, and

•	the number of shares of the Company that are owned by such stockholder.
      The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of the nominee to serve as a director. Submissions received through this process will be forwarded to the Governance Committee for review.
      When considering candidates, the Governance Committee strives to achieve a balance of knowledge, experience and achievement such that the Company’s Board reflects a broad range of talent, age, skill and expertise. While there are no set minimum requirements, a candidate should:

•	be intelligent, thoughtful and analytical,

•	possess superior business-related knowledge, skills and experience,

•	reflect the highest integrity, ethics and character,

•	have excelled in both academic and professional settings,

•	demonstrate achievement in his or her chosen field,

•	be free of actual or potential conflicts of interest,

•	have the ability to devote sufficient time to the business and affairs of the Company, and

•	demonstrate the capacity and desire to represent the best interests of the Company’s stockholders as a whole.
      In addition to the above criteria (which may be modified from time to time), the Governance Committee may consider such other factors as it deems in the best interests of the Company and its stockholders and that may enhance the effectiveness and responsiveness of the Board and its committees. Finally, the Governance Committee must consider a candidate’s independence to make certain that the Board includes at least a majority of “independent” directors so as to satisfy all applicable independence requirements, as well as a candidate’s financial sophistication and special competencies.
      The Governance Committee identifies potential candidates through referrals and recommendations, including by incumbent directors, management and stockholders, as well as through business and other organizational networks. To date, the Governance Committee has not retained or paid any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although it reserves the right to engage executive search firms and other third parties to assist in finding suitable candidates.
      Current members of the Board with the requisite skills and experience are considered for re-nomination, balancing the value of the member’s continuity of service with that of obtaining a new perspective, and considering each individual’s contributions, performance and level of participation, the current composition of the Board, and the Company’s needs. The Governance Committee also must consider the age and length of service of incumbent directors: in March 2005 the committee recommended, and the independent members of the Board adopted, a policy pursuant to which no director may be nominated for re-election if he or she has already served as a director for 10 years or has reached his or her 75th birthday, unless the Governance Committee determines that the service of such director is indispensable to the Company. At the same time, it was determined that the Governance Committee should begin a search for two new directors, each with significant pharmaceutical company experience, and specifically product development and business development experience. If any existing members do not wish to continue in service or if it is decided not to re-nominate a director, new candidates are identified in accordance with those skills, experience and characteristics deemed necessary for new nominees, and are evaluated based on the qualifications set forth above. In every case, the Governance Committee meets (in person or telephonically) to discuss each candidate, and may require personal interviews before final approval. Once a slate is selected, the Governance Committee presents it to the full Board.
      Each of this year’s nominees for director is a current director of the Company and was selected and approved by the independent members of the Board of Directors in accordance with applicable law and listing requirements. Four other candidates were submitted for consideration by a stockholder of the Company in early March 2005. For further information, see “Additional Information — Proposed Items” below.

Executive Committee
      The Executive Committee of the Board of Directors was disbanded in 2004. The Executive Committee, whose members were Dr. O’Donnell (Chairman) and Messrs. Evans, Kelly, McManus and Sims, had the authority to exercise the powers of the Board of Directors between Board meetings. The Executive Committee did not meet in fiscal 2004.
Stockholder Communications
      The Board welcomes communications from stockholders and has adopted a procedure for receiving and addressing such communications. Stockholders may send written communications to the entire Board or individual directors, addressing them to Novavax, Inc., 508 Lapp Road, Malvern, Pennsylvania 19355, Attention: Secretary. Communications by e-mail should be addressed to ir@novavax.com and marked “Attention: Secretary” in the “Subject” field. All such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action.
      Recognizing that director attendance at the Company’s annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board, Novavax strongly encourages (but does not require) members of the Board to attend such meetings. All of the directors then in office attended the 2004 Annual Meeting of Stockholders.
Director Compensation

Cash Compensation
      Commencing the second quarter of 2004, each director not employed by Novavax and not serving on a committee received an annual retainer of $10,000; the chairs of the Audit, Compensation and Governance Committees received annual retainers of $20,000, $15,000 and $15,000, respectively; and non-employee directors serving on committees received an annual retainer of $12,000. Annual retainers are paid quarterly.
      Commencing the second quarter of 2004, each non-employee director received $1,500 for each meeting of the Board of Directors he or she attended in person and $750 for each meeting attended telephonically. In addition, each committee member not employed by Novavax received $500 per committee meeting attended in person and $250 for each meeting attended telephonically, except that the chair of each committee received $1,000 per committee meeting attended in person and $500 for each meeting attended telephonically. In all cases, no fees are paid for telephonic meetings of the Board or any committee thereof lasting less than 30 minutes. Directors are also reimbursed by the Company for reasonable costs and expenses incurred for attending Board and committee meetings.
      No other cash compensation was paid to the directors for their services to the Company as directors during 2004. For information relating to shares of the Company owned by each of the directors, see “Beneficial Ownership of Common Stock” below. For information concerning the compensation of directors who are also officers of the Company, see “Executive Compensation” below. For information concerning a payment made in connection with services rendered by a director, see “Certain Relationships and Related Transactions” below.

      Prior to the second quarter of 2004, each director not employed by Novavax received an annual retainer of $10,000, an additional $1,500 for each meeting of the Board of Directors he or she attended in person, and $750 for each meeting attended telephonically. In addition, each committee member not employed by Novavax received $250 per committee meeting attended, except that the chair of each committee received $500 per committee meeting attended.

Stock Option Plans
      Directors of Novavax are eligible to participate in the Company’s 1995 Stock Option Plan adopted by the Board of Directors and approved by the stockholders (the “1995 Plan”). The 1995 Plan is administered by the Compensation Committee under delegation by the Board of Directors. In March 2004, each non-employee director of the Company was awarded a non-statutory option under the 1995 Plan to purchase 20,000 shares of Common Stock at an exercise price of $5.95 per share, the closing price of the Common Stock on March 9, 2004, which options vested in full on September 9, 2004. Upon her appointment in October 2004, Ms. Bayh also received a non-statutory option under the 1995 Plan to purchase 20,000 shares of Common Stock at an exercise price of $3.98 per share, the closing price of the Common Stock on October 28, 2004, which options vest in full on April 28, 2005. If approved by stockholders, directors will also be eligible to participate in the Company’s 2005 Stock Incentive Plan, as discussed in Proposal Two below. Directors also were eligible to receive option grants under the Novavax, Inc. 1995 Director Stock Option Plan, which plan provided for the grant to directors of options to purchase an aggregate 500,000 shares of the Company’s Common Stock, all of which options have been granted.
Compensation Committee Interlocks and Insider Participation
      Messrs. Evans, Marsh, McManus and Walker served on the Compensation Committee until March 2004; Mr. Walker and Dr. Lazarus served on the Compensation Committee commencing March 2004 and Ms. Bayh began serving in October 2004. None of the members of the Compensation Committee was at any time during fiscal 2004 an officer or employee of Novavax or any subsidiary; prior to 2004, Mr. Marsh served as interim CEO of the Company from July 1996 to March 1997. No executive officer of the Company currently serves, or during 2004 served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock to file with the Securities and Exchange Commission and the Nasdaq National Market initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on a review of the copies of such reports (and any amendments thereto) furnished to the Company during or with respect to 2004 or written representations that no reports were required, the Company believes that during fiscal 2004 its executive officers, directors and holders of more than 10% of the Company’s Common Stock complied with all Section 16(a) filing requirements, except that in March 2004 five of the Company’s non-employee directors — Messrs. Kelly, Marsh, McManus and Walker and Dr. Lazarus — reported the grant of options to purchase 20,000 shares of Common Stock two business days late and Mr. Evans reported such grant one business day late, and each of Nelson M. Sims, Ford R. Lynch, Denis M. O’Donnell, M.D. and D. Craig Wright, M.D. reported the grant of options to them in March 2004 in their capacities as executive officers of the Company two business days late, and Dennis W. Genge reported such grant one business day late. For information on these executive officer option grants, see “Executive Compensation — Stock Options” below.
Certain Relationships and Related Transactions
      In March 2002, pursuant to the 1995 Plan, the Company approved the payment of the exercise price of options by two directors, Denis M. O’Donnell, M.D. and Mitchell J. Kelly, through the delivery of full recourse, interest-bearing promissory notes in the amounts of $1,031,668 and $447,600, respectively, or an aggregate of $1,479,268. The borrowings accrue interest at 5.07% per annum and are secured by 166,667 and 95,000 shares of Common Stock, respectively, or an aggregate of 261,667 shares of Common Stock owned by the directors. The notes are payable upon the earlier to occur of the following: (a) payable in full upon the date on which the director ceases for any reason to be a director of the Company, (b) payable in part to the extent of net proceeds, upon the date on which the director sells all or any portion of the pledged shares, or (c) payable in full on March 21, 2007. In addition, during 2002, the Company executed a conditional guaranty of a brokerage margin account for Dr. O’Donnell in the amount of $500,000.
      On July 19, 2004, the Company closed an exchange agreement and related termination agreement with King Pharmaceuticals, Inc. and its wholly-owned subsidiary Parkedale Pharmaceuticals, Inc., which terminated substantially all agreements among the parties, including an agreement with King for the exclusive right to promote certain of the Company’s products and product candidates within the United States and Puerto Rico and an agreement with King for the exclusive right to promote, market, distribute and sell these products outside the United States. The exchange and termination agreements provided for the return to the Company of all rights worldwide for these products, as well as all rights to any other products that Novavax may successfully develop utilizing its micellar nanoparticle technology. In addition, as part of the exchange agreement, Novavax hired 50 of King’s women’s health sales representatives to provide competitive sales force coverage for Novavax’s products and redeemed all $40 million in aggregate face amount of outstanding convertible notes held by King at an agreed-upon discount to face value.
      The Company issued 3,775,610 shares of Common Stock to King in exchange for cash and the termination of substantially all agreements with King and Parkedale as noted above, and agreed pursuant to a registration rights agreement entered into in connection with such transaction to register such shares for resale by King. Following the closing of these transactions, King held 4,100,931 shares of our Common Stock, or approximately 10.4% of the outstanding Common Stock.
      In August 2004, the Board approved the payment of $75,000 to Anaconda Capital Management, L.L.C., of which Mitchell J. Kelly, a member of the Board, is Chairman, CEO and Managing Member, in connection with Mr. Kelly’s assistance and services furnished to the Company in support of the transactions with King and Parkedale described above, as well as a debt financing by the Company as described under Proposal Three in this Proxy Statement.

REPORT OF THE COMPENSATION COMMITTEE
Compensation Committee
      The Compensation Committee (the “Committee”) is appointed by the Board of Directors of the Company to assist the Board with its responsibilities relating to the compensation of the Company’s employees, officers and directors and the development and administration of the Company’s compensation plans. The goal of the Committee is to support the development of compensation programs that achieve the strategic goals and objectives of the Company, attract, motivate and retain key executives critical to the success of the Company and align executive officers’ interests with the success of the Company.
      As set forth in its charter, the Committee’s authority and responsibilities include but are not limited to:

•	providing advice and guidance with respect to the Company’s compensation strategy and philosophy;

•	evaluating and providing recommendations regarding executive compensation programs tied to the strategic and financial objectives of the Company and which will motivate and incentivize executives by tying their compensation to the Company’s performance and stockholder returns;

•	reviewing and providing input on the goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, annually evaluating the CEO’s performance, and recommending to the independent members of the Board the CEO’s total compensation package;

•	annually reviewing and making recommendations regarding senior management compensation; and

•	evaluating and making recommendations annually regarding the appropriate level and form of compensation for members of the Board and its committees.
      The Committee must consist of at least two members of the Board of Directors, each of whom shall be a “non-employee director” as defined by Rule 16b-3 under the Exchange Act, and an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board appoints members to the Committee upon the recommendation of the Company’s Nominating and Governance Committee. Committee members serve until they resign or are removed or until their successors are elected and qualified.
      The Committee is tasked with meeting at least four times a year, and more frequently if necessary. It may request that any officer or employee of the Company, outside counsel or consultant attend Committee meetings or confer with any members of, or consultants to, the Committee. The Committee has sole authority for and may retain compensation consultants as it deems appropriate to assist the Committee with the performance of its duties and responsibilities, including sole authority to approve the fees and other retention terms for such consultants. The Committee is supported in its efforts by the Company’s human resources team, to which the Committee delegates authority for certain administrative functions.
Novavax Compensation Philosophy
      The philosophy underlying the Company’s compensation program is to be both market competitive and internally equitable, such that individuals are compensated at a level commensurate with their industry colleagues outside the Company in comparable positions and fairly when compared to their colleagues within the Company.
      With this philosophy and the objectives of the Company’s compensation programs in mind, in the fall of 2003 the Company conducted an internal benchmark study to analyze the Company’s compensation programs and practices. This study involved an evaluation by the human resources team and functional vice presidents of each position at Novavax and a determination of each position’s category, based on an analysis of job description, according to a nationally recognized compensation survey. An analysis was then performed of the survey’s compensation data and Novavax’s compensation levels, the result of which was a decision to benchmark compensation for all Company positions to the 50th percentile of similar size companies in the pharmaceutical/biotechnology industry.

Compensation Components
      Traditionally and for fiscal year 2004, the components of employee compensation at Novavax included (i) base salary, (ii) annual discretionary bonuses or commissions for sales personnel, and (iii) stock option grants (both for new hires and annual discretionary grants based upon company and individual performance). Every employee at every level within the Company is eligible to receive bonuses or commissions and equity compensation awards.

Base Salary
      In 2004, the Committee determined to administer base salaries at plus or minus 25% of the 50th percentile for office, lab and factory-based employees. Base salaries for sales personnel are administered at plus or minus 35% of the 50th percentile, and brought in line based upon performance within 24 months.
      General base salary levels for the Company’s executive officers, therefore, are based on a review of compensation for competitive positions in the market; individual salaries within the permitted range reflect the executives’ job skills and experience, as well as judgments as to past and future contributions of the executives to the Company’s success. The companies whose compensation practices are studied are not limited to the peer group listed in the stock performance chart, but include the full range of companies with which the Company believes it competes for executive talent. The Board deferred any decision regarding salary increases for all officers of the Company until the second quarter of 2005; increases for all other employees, approved in February 2005, ranged from zero to 7% of current salaries.

Bonuses and Commissions
      Annual bonuses are tiered based upon the individual’s level in the Company, e.g. manager or individual contributor. In addition, for directors and officers with the title of senior vice president or vice president, there are additional bonus levels to reflect the relative importance of such positions and to reward individual performance at those levels.
      In 2004, the Company determined annual bonuses for 2003 for each employee based on a “performance factor” that took into account each individual’s overall performance rating from their annual performance appraisal. Only employees whose overall performance rating was at or above the required “meets expectations” rating were eligible for a bonus. The range of bonuses awarded in 2004 for 2003 performance was 20 to 40% of base salary for senior management and 10 to 15% for directors. Bonuses for managers and individual contributors were targeted at 7.5% and 5% of base salary, respectively. Target bonuses in the full amount were awarded to employees who met 100% of their individual objectives and had been with the Company all year, were prorated for employees who had been with the Company less than a full year, and were decreased proportionately in cases where employees met less than 100% of their individual objectives.
      In the early part of 2004, individual objectives were developed for that year; the bonus for each employee was then determined based on the individual’s achievement of 100% of those objectives as well as their overall performance. Bonus awards were prorated based upon the employee’s date of hire. In order to be eligible to receive a bonus for 2004, employees had to have joined the Company by November 1 and performed at a level of at least “meets expectations.”
      Bonuses are designed to tie annual awards to Company and individual executive performance and motivate and reward employees for their contributions to Company performance. The Committee considers a number of factors in determining whether annual incentive awards should be paid, most importantly the achievement by the Company of specified strategic objectives and the achievement by the employees of their individual objectives.
      For 2004, the strategic priorities for the Company against which performance was measured included but were not limited to:

•	Successfully launch ESTRASORB, including:

•	Complete, validate and FDA-qualify the manufacturing facility;

•	Build inventory and stock the retail market;

•	Hire and train the sales organization; and

•	Develop a marketing launch plan;

•	Support legacy products;

•	Build a pipeline of new products, including:

•	Refocus vaccine and drug delivery product development;

•	Improve the infrastructure for research and development; and

•	Formulate new MNP products;

•	Improve the Company’s cost structure, including:

•	Implement a facility strategy; and

•	Improve manufacturing costs;

•	Strengthen the organization and improve organizational effectiveness;

•	Ensure compliance with the Sarbanes-Oxley Act of 2002; and

•	Meet business development objectives and cash flow requirements.
      Individual objectives are drawn up by each employee by reference to the Company’s overall objectives and in consultation with each such employee’s functional vice president. The goal of individual objectives is to support the achievement of the Company’s objectives and align individual performance with those objectives.
      The Board deferred making a decision regarding annual bonuses for officers until the second quarter of 2005. Bonuses for employees who are not officers ranged from $281 to $20,278 for fiscal 2004, which included bonuses prorated for partial-year employment.

Equity Compensation
      The granting of stock options has been analyzed and benchmarked to the 50th percentile of grants at comparable surveyed companies. Similar to base salary and bonus or commission determinations, the Committee evaluated equity compensation awards at comparable companies both generally and for individual job categories. Based on this data, it developed target awards for each position within the Company for both initial and annual discretionary stock option grants. Deviations from the range may occur based on performance, and no individual is eligible to receive an award unless he or she receives the minimum required “meets expectations” performance rating in his or her annual performance appraisal.
      The primary goal of the equity compensation component is to align management and stockholder interests for the long-term enhancement of stockholder value: when the market price of a share of Common Stock declines, the value of the grant to the employee declines. Employees are consequently motivated to improve their performance in support of improved Company performance.
      As noted above, in selecting executives eligible to receive option grants and determining the size of such grants, the Committee reviews a variety of factors, including:

•	the job level of the executive,

•	option grants awarded by competitors to executives at a comparable job level, and

•	past, current and prospective services rendered, or to be rendered, to the Company by the executive.
      The Company administers two plans under which stock options are granted to eligible participants. The Novavax, Inc. 1995 Stock Option Plan provides for the grant of stock options — both incentive and non-statutory — to officers, employees, consultants and directors of the Company and any present or future subsidiaries to purchase a maximum of 9,000,000 shares of Common Stock. The Company also administers the Novavax, Inc. 1995 Director Stock Option Plan, which provides for the issuance of up to 500,000 shares of Common Stock to directors of the Company, all of which options have been granted.
      The exercise price for the options granted to executives to date has been equal to at least 100% of the fair market value per share on the date of grant, and the Committee intends to continue to fix the exercise price of option grants at no less than 100% of the fair market value per share on the date of grant. During 2004, the Committee awarded options for a total of 1,168,150 shares to all employees, including options to purchase 308,000 shares awarded to all individuals who served as executive officers of the Company during the year.
Procedure
      The process of determining annual compensation packages begins in advance of the Committee’s first meeting in the new year. Prior to that meeting, the Company’s human resources team performs an analysis, keeping in mind the goals of market competitiveness and internal equity and benchmarking against the 50th percentile, of each position within the Company, matched against current salary survey data, both for the industry and geographically. Once a budget is determined for the year, modeling is performed to assess which individuals are being paid outside the permissible range of the Company’s salary administration guidelines. Individual performance is evaluated against achievement of each of the Company’s and the individual’s strategic priorities. No adjustment is made if the individual did not receive the minimum required performance rating in his or her annual performance appraisal.
      Compensation packages for vice presidents and above are analyzed and discussed individually at the Committee’s first meeting. At this and subsequent meetings, the Committee may request additional information from the human resources team. Once the Committee has obtained all of the information it deems necessary, it approves or rejects the compensation recommendations presented. These recommendations are then presented to the Board of Directors, and decisions regarding CEO and executive officer compensation are made by the independent members of the Board.
Chief Executive Officer Compensation
      Nelson M. Sims was elected President and Chief Executive Officer of the Company effective August 2003. The criteria used to establish Mr. Sims’ initial compensation included, among other things, the compensation packages of executive officers of comparable companies of similar size in the specialty pharmaceutical industry and the factors described above for all executive officers. Pursuant to Mr. Sims’ employment agreement with the Company, he is entitled to receive an initial base salary of $400,000, subject to merit-based increases commencing January 1, 2005. In addition, he is entitled to receive performance and incentive bonuses, beginning in respect of his employment with the Company through December 31, 2004, payable on or before March 31, 2005, in an amount to be determined by the Board or any committee thereof authorized to make such determination. Mr. Sims’ employment agreement specifies that such bonus will be based on his achievement of certain specified goals, and shall be at least $139,000 and not greater than $347,000. Upon hire, Mr. Sims was granted stock options to purchase 900,000 shares of the Common Stock of the Company at $5.63 per share, which price was the fair market value on the date of grant. The options vest in three equal increments on the first three anniversaries of the date of the grant. Mr. Sims is also eligible to receive additional stock options annually, based on job performance, to purchase that number of shares of Common Stock equal to not less than three percent of the total number of shares of Common Stock issued by the Company during the most recent fiscal year in private or public offerings or pursuant to conversions of convertible securities issued after commencement of his employment with the Company.
      As noted above, Mr. Sims’ annual base salary for each of 2003 and 2004 was $400,000. His annual base salary has not been increased for 2005 due to a decision, based on the financial condition and performance of the Company during the 2004 fiscal year, to defer compensation decisions regarding salary adjustments for all officers of the Company until the second quarter of the 2005 fiscal year. Similarly, the Board deferred the decision as to whether to grant Mr. Sims or any other officer of the Company a bonus for 2004 performance.

      In March 2004, Mr. Sims was awarded options to purchase 135,000 shares of Common Stock at an exercise price of $5.95, the closing price of the Common Stock on the date of grant. In February 2005, the Committee recommended and the independent members of the Board approved the grant to Mr. Sims of options to purchase 142,000 shares of Common Stock at an exercise price of $2.21 per share, the fair market value of the Common Stock on the date of grant. This incentive award was based on Mr. Sims’ efforts to:

•	Ensure successful financing to fund operations;

•	Strengthen the Company’s corporate leadership team, including the addition of key personnel in sales, marketing, research and development, manufacturing, finance and business development;

•	Prepare the Company to launch ESTRASORB, including:

•	Manufacturing; and

•	Sales and marketing;

•	Improve the Company’s cost structure, including:

•	Facility consolidation;

•	Manufacturing costs; and

•	Operational effectiveness;

•	Refocus new product development, including:

•	Vaccines; and

•	Drug delivery;

•	Develop and meet our business development strategy; and

•	Meet Sarbanes-Oxley Section 404 requirements.
Tax Considerations
      Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to certain employees, generally the Chief Executive Officer and the four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. In 2004, no compensation paid by the Company was nondeductible as a result of the $1,000,000 limitation. Furthermore, the Committee believes that, given the general range of salaries and bonuses for executive officers of the Company, the $1,000,000 threshold of Section 162(m) will not be reached by any executive officer of the Company in the foreseeable future. Accordingly, the Committee has not formulated a policy to address non-qualifying compensation.

Compensation Committee

Ronald H. Walker, Chairman
Susan B. Bayh
J. Michael Lazarus, M.D.

REPORT OF THE AUDIT COMMITTEE
      The Audit Committee of the Board of Directors is comprised of three members, each of whom is a non-employee director and satisfies all applicable independence requirements. The responsibilities and duties of the Audit Committee, summarized below, are more fully set forth in the committee’s charter, a copy of which is available on the Company’s website at www.novavax.com.
      The primary purpose of the Audit Committee is to represent and assist the Board of Directors in fulfilling its responsibilities for oversight of: the Company’s accounting and financial reporting processes; the preparation, presentation and integrity of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof; the adequacy and efficacy of the Company’s systems of internal accounting, auditing and financial controls; the Company’s compliance with legal and regulatory requirements; the conduct, independence and qualifications of the Company’s independent auditor; and the performance of the annual independent audit of the Company’s financial statements. In 2004, the Audit Committee also actively participated in the evaluation of the Company’s internal control over financial accounting and the implementation of the components of the Company’s internal control system. The Audit Committee also played an active role in monitoring, and supporting management in its assessment of the effectiveness, of such system and its components.
      In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company, and to retain outside counsel, auditors and other experts for this purpose. The Board and the Audit Committee are in place to represent the Company’s stockholders. Accordingly, the independent auditor is ultimately accountable to the Audit Committee and the Board.
      In keeping with its responsibilities, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent auditor, the matters required to be discussed by Statement of Auditing Standards No. 61, “Communication with Audit Committees” (as currently in effect), which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee meets with the independent auditor, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” (as currently in effect) relating to the auditor’s independence from the Company and its related entities, discussed with Ernst & Young LLP its independence from the Company, and considered the compatibility of the auditor’s provision of non-audit services with maintaining the auditor’s independence.
      Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors, and the Board has approved, that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004. The Audit Committee has selected, subject to stockholder ratification, Ernst & Young LLP as the Company’s independent auditor for the current fiscal year ending December 31, 2005.
      The Audit Committee pre-approved all audit and permissible non-audit services provided to the Company by the independent auditor during fiscal 2004. It is the Audit Committee’s policy to pre-approve the audit and permissible non-audit services (both the type and amount) performed by the Company’s independent auditor in order to ensure that the provision of such services does not impair the auditor’s independence, in appearance or fact.

Audit Committee

Michael A. McManus, Jr., Chairman
Gary C. Evans
John O. Marsh, Jr.

PROPOSAL TWO — APPROVAL OF THE 2005 STOCK INCENTIVE PLAN
      On February 24, 2005, the Board of Directors approved the adoption of the Novavax, Inc. 2005 Stock Incentive Plan (the “2005 Plan”) in response to the pending expiration of the 1995 Plan and to better address the Company’s changing business needs. The 2005 Plan is subject to stockholder approval at the Meeting.
      Set forth below is a summary of the key provisions of the 2005 Plan and a general description of the U.S. Federal income tax treatment applicable to the receipt of awards under such plan. The text of the 2005 Plan is set forth in an appendix to this Proxy Statement. The following is intended to be a summary, and does not purport to be a complete statement, of the principal terms of the 2005 Plan. This summary is subject to and qualified in its entirety by reference to the full text of the 2005 Plan as set forth in such appendix.
General
      Purpose; Term. The 2005 Plan provides for the grant to employees, officers and directors of, as well as consultants and advisors to, the Company, its parents and subsidiaries of stock options (non-statutory and incentive), restricted stock awards, stock appreciation rights (“SARs”) and restricted stock units. The stated purpose of the 2005 Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by eligible participants who are expected to contribute to the Company’s future growth and success. Unless sooner terminated in accordance with its terms, the 2005 Plan will terminate upon the close of business on February 23, 2015.
      Administration. The 2005 Plan is administered by the Board of Directors, which may, as permitted by and consistent with applicable law, delegate any or all of its powers under the plan to a committee it appoints. Subject to the terms of the 2005 Plan, the Board (or such committee) has the authority to determine the individuals to whom, and the time or times at which, awards are made, the size of each award, and the other terms and conditions of each award (which need not be identical across recipients). The Board also has the authority, subject to the express provisions of the 2005 Plan, to construe the respective agreements under the plan, proscribe, amend and rescind rules and regulations relating to the plan, accelerate or extend the dates options may be exercised or other stock awards may vest, and make all other determinations which are in the Board’s judgment necessary or desirable for the administration of the plan. The Board’s construction and interpretation of the terms and provisions of the 2005 Plan are final and conclusive.
      Initial Stock Subject to 2005 Plan; Transfer of Shares from 1995 Plan. The number of shares of Common Stock which are initially set aside and reserved for issuance under the 2005 Plan is 2,000,000 shares (which amount is subject to adjustment as described herein). In addition, 565,724 shares held in reserve under the 1995 Plan, but which are unused (i.e., not subject to outstanding stock options), will be transferred to the 2005 Plan upon stockholder approval. There will, therefore, be a total of 2,565,274 shares available for issuance under the 2005 Plan if stockholders approve such plan.
      The 1995 Plan will continue to exist, and stock options previously granted under the 1995 Plan will remain in existence in accordance with their terms. However, if the 2005 Plan is approved, no new awards will be made under the 1995 Plan. If any existing stock options granted under the 1995 Plan should for any reason expire or otherwise terminate, in whole or in part, in the future without having been exercised in full, the shares of Common Stock that are not acquired shall revert to and become available for issuance under the 2005 Plan. There are currently 5,746,468 shares of Common Stock subject to existing options under the 1995 Plan.
      Reversion of Shares. There are certain circumstances under which shares of Common Stock that are already subject to an outstanding award under the 2005 Plan may revert to such plan and become available for reissuance. Specifically, if a stock award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (i.e., in the case of a stock option, SAR or restricted stock unit), or if any shares of Common Stock issued to a recipient pursuant to an award are forfeited back to or are repurchased by the Company (i.e., in the case of restricted stock), then the shares not acquired shall revert to and again become available for issuance under the 2005 Plan. A forfeiture or repurchase of stock may occur, for example, as a result of a recipient’s failure to satisfy a contingency or condition that is required for the vesting of such shares. Restricted stock that has been issued, and which is then repurchased by the Company, shall only be reissued in the form of awards other than incentive stock options.
      Effect on Share Reserve of Use of Shares to Cover Tax Withholding. The Board has discretion under the 2005 Plan to allow a recipient of a stock option to use shares of Common Stock to satisfy the tax withholding requirement that may arise upon exercise of such option. The shares may be shares previously owned by the recipient, or may be the shares acquired from the exercise of the option. Any shares of Common Stock that are not delivered to a recipient because those shares are used to satisfy the payment of taxes will revert to the share reserve under the 2005 Plan and shall again become available for issuance in the future.
      Effect on Share Reserve of a “Net Exercise” or Cashless Exercise of Stock Options. Payment of the exercise price of a stock option may be made in cash or check payable to the Company. The Board may also provide in the applicable stock option agreement under the 2005 Plan that a recipient may use shares of already-owned Common Stock to satisfy payment of the exercise price, or any other means approved by the Board (including a “net exercise” in which the Company withholds a number of shares that would otherwise be issued to a recipient upon the exercise of the option that have a fair market value equal to the option exercise price). Any shares of Common Stock that are not delivered to a recipient because those shares are used to satisfy the payment of the exercise price will revert to the share reserve under the 2005 Plan and shall again become available for issuance in the future.
      Maximum Number of Shares Issued through Incentive Stock Options. The maximum aggregate number of shares that may be issued under the 2005 Plan through the exercise of incentive stock options is 8,312,192.
      Eligible Participants. Subject to certain limitations, awards under the 2005 Plan of non-statutory options (“NSOs”), restricted stock awards, restricted stock units and SARs may be granted to any employee, officer, director, consultant or advisor to the Company and its parents and subsidiaries. Only employees of the Company and its parents and subsidiaries may be granted incentive stock options (“ISOs”) under the 2005 Plan. As of March 11, 2005, the Company had 160 full-time employees, four of whom are also current executive officers. As of March 11, 2005, there were seven members of the Board of Directors who were not employees of the Company.
      Plan Amendments and Termination. The Board of Directors may at any time, and from time to time, modify or amend the 2005 Plan in any respect, provided that no such modification or amendment may adversely affect the rights of a recipient under an existing stock award. In addition, if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to ISOs, or under Rule 16b-3 under the Exchange Act (if then applicable) or other applicable rules and regulations, the Board of Directors may not effect such modification or amendment without such approval.
      The Board may at any time suspend or terminate the 2005 Plan, provided that any such suspension or termination shall not adversely affect the rights of a recipient under any award previously granted while the 2005 Plan is in effect except with the consent of the recipient.
Options
      The following is a description of the permissible terms of stock options under the 2005 Plan. Individual option grants may be more restrictive as to all or any of the permissible terms described below.
      Option Duration. The term of each ISO shall be 10 years from the date of grant or such shorter term as the Board determines, except that in the case of an ISO that is awarded to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the term of the ISO must be five years or such shorter period as the Board determines. The term of each NSO is as determined by the Board. The term of any option granted under the 2005 Plan, and all other materials terms and conditions of such option, will be evidenced by an option agreement between the Company and the recipient.

      Exercise Price. The exercise price for any NSO granted under the 2005 Plan shall be as determined by the Board of Directors, and may be less than the “Fair Market Value” of the Common Stock on the date of grant if the Board so provides. The exercise price for any ISO may not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. If such ISO is granted to an employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parents or subsidiaries, the exercise price may not be less than 110% of the Fair Market Value on the date of grant.
      Fair Market Value. If the Common Stock is listed on an established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. If the day of determination is not a market trading day, then the trading day prior to the day of determination shall be used. In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.
      Exercise of Option and Payment for Stock. Stock options are exercisable at such time or times and subject to such conditions as set forth in the agreement evidencing such option, subject to the provisions of the 2005 Plan.
      Under the current form of stock option agreement approved by the Board for use under the 2005 Plan (which is subject to change), options vest and become exercisable in accordance with the following schedule: (a) 25% on each of the first four anniversaries of the date of grant for employees below the Vice President level, and (b) 33 1/3% on each of the first three anniversaries of the date of grant for employees at or above the Vice President level. The Board has authority to accelerate the time at which an option may vest or be exercised.
      The consideration to be paid for shares to be issued upon exercise of an option may be made by (a) delivery of cash or a check to the Company; (b) to the extent permitted by the applicable option agreement, delivery to the Company of shares of Common Stock already owned by the recipient having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares being purchased; or (c) by any other means approved by the Board, including through a broker-assisted, same-day sale program.
      Effect of Recipient’s Termination of Employment or other Service, Death or Disability. The Board has the power to determine the period of time during which a recipient (or, if applicable, the recipient’s estate or representative) may exercise a stock option under the 2005 Plan following the termination of the recipient’s employment or other relationship with the Company, including upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of the recipient. Such periods must be set forth in the agreement evidencing the option. The current form of option agreement under the 2005 Plan provides in general that a recipient shall have three months to exercise the vested portion of the option following termination of service with the Company, after which time the option shall expire and is no longer exercisable. The unvested portion of the stock option cannot be exercised and is forfeited on the date of termination. However, under the form of option agreement, if a recipient’s employment or other service on behalf of the Company or an affiliate is terminated because of his or her death (which occurs while the recipient is either actively providing such services or within three months after the recipient’s termination for a reason other than cause), then the exercise period is extended to one year after the date of death. If the recipient is terminated because of a disability, the exercise period is also extended to one year after the date of termination. In no event, however, may a stock option be exercised after the expiration date of the option. In the case of a termination for “cause” under the form of stock option agreement (as defined therein), the option cannot be exercised and is forfeited both as to the vested and unvested shares subject to the option. The Board in its discretion may in the future change the form of option agreement to provide for shorter or longer exercise periods upon termination of service than the periods described above.
      For an option to retain its status as an ISO, the recipient must have been in the continuous employment of the Company or an affiliate since the date of grant of the ISO, and the ISO must be exercised within three months after the date the recipient ceases to be an employee of the Company or an affiliate. An option shall be considered an NSO if these requirements are not met.
      Transferability. Options are not assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the recipient, shall be exercisable only by the recipient. NSOs may, however, be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3) or as otherwise expressly permitted in the agreement evidencing such NSO.
      Repricing. The 2005 Plan does not affirmatively give the Board authority, in the event of a decline in the value of the Company’s Common Stock, to replace outstanding higher priced options with new lower priced options, nor does it give the Board authority to reprice any out-of-the-money options.
Restricted Stock Awards, Restricted Stock Units and SARs
      Generally. As a condition to the grant of a restricted stock award, restricted stock unit or SAR, each recipient must execute an agreement evidencing such award not inconsistent with the 2005 Plan. The terms and conditions of each such agreement may change from time to time and agreements need not be identical, with certain exceptions noted below.
      Restricted Stock Awards. The Board will determine the purchase price per share at the time of grant of a restricted stock award, which may not be less than the par value of the Common Stock. A restricted stock award may be awarded as a stock bonus with no cash purchase price to be paid by a recipient to the extent permitted under applicable law. At the time of the grant, the Board will also determine the permitted consideration for the payment of the purchase price, if any, which may be: (a) cash at the time of purchase; (b) services rendered or to be rendered to the Company; or (c) any other form of legal consideration that may be acceptable to the Board, subject to applicable law (including Delaware corporate law). Shares of Common Stock acquired under a restricted stock award may be subject to a share repurchase option in favor of the Company or an affiliate in accordance with a vesting schedule as determined by the Board.
      Transferability. Rights to purchase or receive shares of Common Stock granted under a restricted stock award are transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock award agreement, as the Board shall determine in its discretion, and so long as the Common Stock awarded then remains subject to the terms of the restricted stock award agreement. Transferability of other awards will be as determined by the Board.
      Restricted Stock Units. A restricted stock unit is a promise by the Company to issue shares of Common Stock equivalent to the number of units covered by the award at or after vesting of the Common Stock underlying the units. The Board will determine the consideration, if any, to be paid by the recipient upon delivery of each share of Common Stock subject to an award of a restricted stock unit which, to the extent required by applicable law, may not be less than par value. A recipient may settle a restricted stock unit by delivery of shares of Common Stock, their cash equivalent or any combination of the two. At the time of grant, the Board may also determine any restrictions or conditions to the vesting of the shares subject to the award or any other restrictions or conditions that delay delivery of such shares. Dividend equivalents may be credited in respect of restricted stock units as the Board determines. If the recipient’s service with the Company terminates for any reason, unvested restricted stock units will be forfeited unless the applicable award agreement provides otherwise.
      SARs. A stock appreciation right entitles the recipient to a payment equal in value to the appreciation in the value of the underlying share of the Company’s Common Stock for a predetermined number of shares over a specified period. SARs will be denominated in shares of Common Stock equivalents. Payment may be made in shares of Common Stock, cash or any combination of the two, as the Board deems appropriate. The amount payable on the exercise of a SAR may not be greater than an amount equal to the excess of (1) the aggregate Fair Market Value on the date of the exercise of the SAR of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the recipient is vested under such SAR (and with respect to which the recipient is exercising the SAR on such date), over (2) an amount that is determined by the Board at the time of grant. The Board may impose any restrictions it deems appropriate on the vesting of SARs. If the recipient’s service with the Company terminates for any reason, unvested SARs will be forfeited and vested SARs will automatically be redeemed by the Company.
Corporate Changes
      Adjustment Provisions. Transactions not involving receipt of consideration by the Company, such as certain mergers, consolidations, reorganizations, stock dividends or stock splits, may change the type, class and number of shares of Common Stock subject to the 2005 Plan and outstanding awards. In such event, the 2005 Plan will be appropriately adjusted as to the type, class and the maximum number of shares of Common Stock subject to the plan, and outstanding awards will be adjusted as to the type, class, number of shares and price per share of Common Stock subject to such awards.
      Change in Control. In the event of certain specified organizational changes, including but not limited to (a) a consolidation, merger, combination or reorganization of the Company, (b) the sale, lease or other disposition of all or substantially all of the assets, or a dissolution or liquidation, of the Company, or (c) a transaction or series of related transactions in which persons who were not stockholders of the Company immediately prior to acquiring Company capital stock as part of such transaction(s) become the owners of capital stock of the Company that represents more than 50% of the combined voting power of the Company’s outstanding capital stock, then the Board of Directors of the Company or the board of any corporation assuming the Company’s obligations may take any one or more actions as to outstanding awards under the 2005 Plan, including:

•	providing that such awards will continue in existence with appropriate adjustments or modifications, if applicable,

•	providing that such awards will be assumed, or equivalent awards substituted, by the acquiring or succeeding corporation (or an affiliate thereof),

•	upon written notice to the participants, providing that all unexercised options, or other awards to the extent they are unexercised or unvested, will terminate immediately prior to the consummation of such transaction unless exercised within a specified period,

•	in the event of a consolidation, merger, combination, reorganization or similar transaction under the terms of which holders of the Common Stock of the Company will receive a cash payment per share surrendered in the transaction, making or providing for an equivalent cash payment in exchange for the termination of such awards, or

•	providing that all or any outstanding awards shall become vested and exercisable in full or part (or any reacquisition or repurchase rights held by the Company shall immediately lapse in full or part) at or immediately prior to such event.
      Changes to Incumbent Board. The Board or its designee may also provide for the accelerated vesting or exercisability of an award under the 2005 Plan (including the lapse of any reacquisition or repurchase rights in favor of the Company) upon the occurrence of a change in the incumbent board (as defined below) in an option agreement or other stock award agreement at the time of grant of the award, or at any time thereafter. A “change in the incumbent board” is deemed to occur if the existing members of the Board on the date the 2005 Plan is initially adopted by the Board cease to constitute at least a majority of the members of the Board, with certain exceptions. In that regard, any person that becomes a new Board member after the adoption of the 2005 Plan shall be deemed a member of the incumbent board for this purpose if his or her election or appointment was approved or recommended by a majority vote of the members of the existing incumbent board who are then still in office.
Tax Matters
      Incentive Stock Options. In general, taxable income is recognized with respect to an ISO only upon the sale of Common Stock acquired through the exercise of the ISO (“ISO Stock”) and not in connection with the grant or exercise of such ISO. However, the exercise of an ISO may subject the recipient to the alternative minimum tax. The tax consequences of selling ISO Stock will vary with the length of time that the recipient has owned the ISO Stock at the time it is sold. If the recipient sells ISO Stock after having owned it for the greater of (a) two years from the date the option was granted, and (b) one year from the date the option was exercised, then the recipient will recognize a long-term capital gain in an amount equal to the excess of the amount realized by the recipient on the sale price of the ISO Stock over the exercise price. If the recipient sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the grant date and one year from the exercise date (a “Disqualifying Disposition”), then all or a portion of the gain recognized by the recipient will be ordinary compensation income and the remaining gain, if any, will be a capital gain. Any capital gain realized by the recipient from the sale of ISO Stock will be a long-term capital gain if the recipient has held the ISO Stock for more than one year prior to the date of sale. If a recipient sells ISO Stock for less than the exercise price, then the recipient will recognize a capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the recipient has held the ISO Stock for more than one year to the date of sale.
      Nonstatutory Stock Options. As with ISOs, the grant of NSOs with an exercise price per share that is at least equal to the Fair Market Value of a share of Common Stock on the date of grant does not result in the recognition of taxable income to the recipient. The exercise of an NSO results in the recognition of ordinary income to the recipient in the amount by which the fair market value of the Common Stock acquired through the exercise of the NSO (“NSO Stock”) on the exercise date exceeds the exercise price. Because of this tax consequence, NSOs are typically exercised simultaneously with the sale of the NSO Stock. If the NSO stock is not sold upon exercise, the recipient acquires a tax basis in the NSO Stock equal to the effective fair market value of the stock on the day of exercise (i.e., the exercise price plus any income recognized upon the exercise of the option). The sale of NSO Stock generally will result in the recognition of a capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the recipient’s tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the recipient has held the NSO Stock for more than one year prior to the date of the sale and any such capital gain may be eligible for the lower capital gains rate if held for more than a year.
      Notwithstanding the above, in the case of an award of an in-the-money NSO (i.e., an NSO with a below-Fair Market Value exercise price on the date of grant), this will be deemed to result in a deferral of compensation for purposes of Section 409A of the Code. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a recipient at the time of grant of the option or upon later vesting.
      Federal Income Tax Consequences to the Company in connection with Stock Options. The grant and exercise of ISOs and NSOs generally have no direct tax consequences to the Company. The Company generally will be entitled to a compensation deduction with respect to any ordinary income recognized by a recipient, including income that results from the exercise of a NSO or a Disqualifying Disposition of an ISO. Any such deduction will be subject to the limitations of Section 162(m) of the Code. The Company has a statutory obligation to withhold appropriate income taxes from the ordinary income that is realized from the exercise of NSOs by employees.
      Restricted Stock Awards and Stock Bonuses. Restricted stock awards and stock bonuses granted under the 2005 Plan generally have the following federal income tax consequences.
      Upon acquisition of the stock, the recipient normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s Fair Market Value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient.

      Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to recipients who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.
      Stock Appreciation Rights. No taxable income is realized upon the receipt of a SAR, but upon exercise of the SAR the Fair Market Value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the SAR or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.
      Notwithstanding the above, a SAR is considered deferred compensation for purposes of Section 409A of the Code unless the following criteria are met: (1) the SAR can be settled only in stock of the recipient, (2) the stock underlying the SAR is publicly traded on an established securities market, (3) the recipient cannot elect upon exercise of the SAR to defer payout of the stock to a later date, and (4) the SAR pays only the excess in value of the underlying stock on the exercise date over the value of such stock on the grant date. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a recipient at the time of grant of the SAR or upon later vesting.
      Restricted Stock Units. A recipient does not have taxable ordinary income upon the grant of a restricted stock unit. Ordinary income arises on the actual or constructive receipt of the restricted stock underlying the units (or upon receipt of cash, if the restricted stock unit is settled in cash), which generally occurs when the restricted stock units vest. The Board may permit deferral of the payout of the restricted stock or cash to a date beyond the vesting date, in which case the recognition of ordinary income is delayed until the date of receipt (assuming that Section 409A of the Code does not require earlier recognition of income).
      Section 409A of the Code provides that a restricted stock unit does not result in the deferral of compensation if the stock must be issued shortly after vesting occurs. If the recipient has the right to elect to defer payout of the stock to a future taxable year, this will be considered a deferred compensation arrangement under Section 409A. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a recipient at the time of grant of the restricted stock unit or upon later vesting.
      Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.
      Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and SARs will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the Fair Market Value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.
      Awards to purchase restricted stock and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount — or formula used to calculate the amount — payable upon attainment of the performance goal).
      The foregoing is only a summary of the effect of federal income taxation upon the recipient and the Company with respect to awards granted under the 2005 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the event of a recipient’s death or the income tax laws of the municipality, state or foreign country under which the recipient’s income may be taxable.
New Plan Benefits
      Awards of stock options, restricted stock, restricted stock units and SARs made to eligible participants under the 2005 Plan are subject to the discretion of the Board and/or the Compensation Committee and, therefore, are not determinable at this time, except that in the first quarter of fiscal 2005 the Board approved the grant under the 2005 Plan to two non-executive officers and to Dennis W. Genge, the Company’s Chief Financial Officer, of restricted stock awards valued at $50,000 each. In the event the 2005 Plan is not approved, each such officer shall instead receive a $50,000 cash payment. The awards, whether payable in restricted stock or cash, shall vest over a four-year period. These three awards are the only awards that have been made under the 2005 Plan and are subject to approval of the plan by stockholders.
      Each grant of an ISO under the 2005 Plan will be made at Fair Market Value on the date of grant; the Company expects that each grant other than for ISOs will be made with an exercise price at or near the Fair Market Value of the Company’s Common Stock on the day of grant. Prices and consideration for restricted stock awards, restricted stock units and SARs under the 2005 Plan will be as determined by the Board. The value of each such grant and award may depend on the market value of the Company’s Common Stock on the day of exercise and therefore cannot be determined or estimated at this time. The market value of the Company’s Common Stock on March 11, 2005 was $2.28 per share.
Equity Compensation Plan Information
      In addition to the 2005 Plan, the Company also has in place the 1995 Plan, under which options may be granted to officers, employees, consultants and directors of the Company and any present or future subsidiaries to purchase a maximum of 9,000,000 shares of Common Stock. Both ISOs and NSOs may be granted under the 1995 Plan. The 1995 Plan was approved by stockholders following its adoption by the Board in 1995.
      The Company also administers the Novavax, Inc. 1995 Director Stock Option Plan (the “Director Plan”), which provides for the issuance of up to 500,000 shares of Common Stock to directors of the Company. The exercise price for grants under the Director Plan is the fair market value on the date of grant, and all grants are exercisable in full beginning six months from the date of grant and expire 10 years from the date of grant. All options under the Director Plan have been granted. The Director Plan was approved by stockholders following its adoption by the Board in 1995. The table below presents information about the 1995

Plan and the Director Plan, as well as any plans not approved by stockholders, as of fiscal year-end December 31, 2004.

	Number of
	Securities To Be
	Issued upon
	Exercise		Weighted Average	Number of
	of Outstanding		Exercise Price of	Securities Remaining
	Options, Warrants		Outstanding Options,	Available for
Plan Category	and Rights		Warrants and Rights	Future Issuance

Equity compensation plans approved by stockholders	5,331,968		$5.41	980,224
Equity compensation plans not approved by stockholders	70,000	(1)	$6.00	—
Total	5,401,968		$5.42	980,224

(1)	Amount relates to a warrant issued to a consultant in 2002 to purchase 70,000 shares of Common Stock at an exercise price of $6.00 per share. The warrant expires in August 2005.
      Approval of the 2005 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Abstentions and broker non-votes will not be counted as shares voting on such matter and accordingly will have no effect on the approval of this Proposal Two.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
FOR ADOPTION OF THE 2005 STOCK INCENTIVE PLAN.

PROPOSAL THREE — APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE WITH RESPECT TO SENIOR CONVERTIBLE NOTES
      On July 19, 2004, the Company issued senior convertible notes in the aggregate principal amount of $35 million (the “Notes”) to a group of qualified institutional buyers and accredited investors, such Notes being initially convertible into 5,691,057 shares of Common Stock at an initial conversion price of $6.15 per share.
      As part of the transaction, the Company agreed to provide a proxy statement to each stockholder entitled to vote at the Company’s next annual stockholder meeting soliciting approval of the issuance of the shares of Common Stock issuable upon conversion or redemption of the Notes (such shares, the “Conversion Shares”). In most instances in which our Board of Directors authorizes the issuance of securities, we are not required to seek the approval of our stockholders. However, significant dilution could result from the issuance of the Conversion Shares upon conversion or redemption of the Notes and the rules of our principal trading market, the Nasdaq National Market, require issuers to solicit stockholder approval in connection with certain issuances or potential issuances of securities. In particular, NASD rules require stockholder approval (i) in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) (a) at a price less than the greater of book or market value which, together with sales by officers, directors or substantial stockholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance or (b) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock, and (ii) of any transaction that may be deemed to be a change of control of the issuer.
      Given such requirements, the Company agreed as part of the Notes offering to obtain stockholder approval, in accordance with applicable law and the rules and regulations of the Company’s principal market, because the conversion or redemption, as applicable, of the Notes in accordance with their terms could result in the issuance of more than 20% of our Common Stock and the effect of such issuance could be deemed for purposes of applicable NASD rules to be a change of control of the Company.
      Set forth below is a summary of the rights of holders of the Common Stock and certain key provisions of the Notes. A form of Note is set forth in an appendix to this Proxy Statement. The following is intended to be a summary, and does not purport to be a complete statement, of the principal terms of the Notes. This summary is subject to and qualified in its entirety by reference to the full text of the Notes as set forth in such appendix.
The Conversion Shares
      On March 11, 2005, the Company had a total of 39,553,876 shares of Common Stock outstanding, 5,331,968 shares of Common Stock reserved for issuance upon exercise of stock options outstanding under its stock option plans, and 70,000 shares of Common Stock reserved for issuance under outstanding warrants. In addition, the Company is required to reserve no less than the number of shares of Common Stock issuable upon conversion of the Notes, without regard to any limitations set forth in the Notes on their conversion. As noted above, the Notes were initially convertible into 5,691,057 shares of Common Stock at an initial conversion price of $6.15 per share and the Company subsequently registered 130% of the number of shares initially issuable upon conversion, or 7,398,374 shares of Common Stock, for resale by the Note holders.
      If stockholders approve the issuance of the Conversion Shares in accordance with the terms of the Notes, such shares of Common Stock would be available for issuance upon conversion or redemption of the Notes and, in certain cases, in partial payment of amounts due under the Notes. The issuance of Conversion Shares in any such case would be as the Board of Directors then deemed advisable and as permitted or required by the Notes, without the necessity of further stockholder action except as may be required by applicable law, rules and regulations. Shares of the Common Stock, including the Conversion Shares, do not have pre-emptive or similar rights; this means that current stockholders do not have the right to purchase any new shares in order to maintain their proportionate ownership in the Company. Holders of shares of Common Stock are not entitled to dividends except as and when declared by the Board. The Company has not paid cash dividends on the Common Stock in the past and has no plans to pay such dividends in the foreseeable future. The Common Stock is the only class of capital stock of the Company entitled to vote, and each share of Common Stock entitles the holder to one vote.
      While the issuance of the Notes had no immediate effect on stockholders of the Company, the future issuance of Conversion Shares, for example upon conversion of the Notes, would have the effect of diluting the Company’s then-existing stockholders and could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company. Other than in connection with the Company’s existing equity compensation plans, the Company has no present intention or plans to issue any shares of Common Stock other than as required or permitted by the terms of the Notes.
      As noted in the discussion of Proposal One set forth in this Proxy Statement, the Company’s Board of Directors is divided into three classes with the terms of the directors in each class expiring over a three-year period. A staggered board may have the effect of making it more difficult for a third party to acquire control of the Company by limiting the number of directors the third party can replace at a meeting of stockholders. The Company also has in place a stockholders’ rights plan that may have the effect of deterring a potential acquiror and/or making the Company a less attractive candidate for an acquisition or other business combination or transaction.
The Notes
      Maturity. The Notes were originally issued on July 19, 2004 and mature on July 15, 2009. The maturity date may be extended at the option of the holder in the event and for so long as an event of default exists, as well as through the date that is 10 days after the consummation of a “Change in Control” (as such term is defined in the Notes) of the Company.
      Upon maturity, the Company must repay all outstanding principal, accrued and unpaid interest and accrued and unpaid late charges (if any) on the Notes. The Company may pay up to one-half of the amount due at maturity in shares of Common Stock, so long as the Company provides sufficient advance notice of its intent to pay in shares and so long as certain “Equity Conditions” (outlined below under the caption “Company’s Right of Mandatory Conversion”) are satisfied, which Equity Conditions include stockholder approval of the Conversion Shares. The portion of the payment to be made at maturity in shares of Common Stock is that number of shares equal to the quotient of (a) the amount to be paid in shares and (b) the redemption conversion price on the maturity date. The redemption conversion price is computed as 95% of the arithmetic average of the weighted average price of the Common Stock.
      Interest. Interest on the Notes accrues at the rate of 4.75% per year and is payable in arrears in cash on each January 15 and July 15 during the term of the Notes. The interest rate increases to 15% after the occurrence and during the continuance of an event of default.
      Conversion. Subject to limitations on beneficial ownership and market rules and regulations, at any time after the date of issuance, a holder may convert any portion of the outstanding principal, unpaid and accrued interest and unpaid and accrued late charges (together, the “Conversion Amount”) into shares of Common Stock of the Company. The initial conversion price was $6.15 per share, and such conversion price is subject to adjustment as set forth in the Notes, including the issuance or sale of shares of Common Stock at a price less than the then-applicable conversion price. See “Anti-dilution Rights” below.
      Penalties. If the Company fails to timely convert or redeem any Conversion Amount, then the Company is liable to the holder for damages for each day of such failure to convert or redeem. In addition, if the Company fails to timely convert or redeem a Conversion Amount and the holder is required to purchase shares of Common Stock in satisfaction of a sale by the holder of shares such holder anticipated it would receive from the Company, the Company must either reimburse the holder for the purchase price of such shares (including brokerage commissions, if any) or promptly honor its obligation to deliver the shares and pay the difference (if any) between the purchase price and the product of the number of shares of Common Stock and the closing bid price on the conversion date or other date the Company was required to originally deliver the shares.

      Events of Default. The following events, among others, constitute events of default under the Notes:

•	the Company’s failure to pay when due amounts owing under the Notes or any other transaction document entered into in connection with the issuance of the Notes;

•	any default, redemption or acceleration prior to maturity of any material indebtedness of the Company or its subsidiaries;

•	the Company’s or a subsidiary’s commencement of a voluntary bankruptcy case, consent to the entry of an order for relief in an involuntary case, consent to the appointment of a receiver, trustee, liquidator or similar official, general assignment for the benefit or creditors, or admission in writing of its inability to pay debts when due;

•	entry of a final, non-appealable judgment for the payment of money aggregating in excess of $2,000,000 (not including amounts covered by insurance or indemnity) against the Company or any subsidiary which is not within 60 days bonded, discharged or stayed pending appeal or discharged within 60 days after the expiration of any such stay;

•	any breach (which, if applicable, remains uncured beyond any applicable cure period) by the Company of any representation, warranty, covenant or other term or condition of any document entered into in connection with the issuance of the Notes in a manner that could result in a material adverse effect;

•	any event of default occurring with respect to any other Note in the series; or

•	any breach or failure to comply with the provisions of the Notes relating to prohibitions against the incurrence of additional indebtedness and the existence of liens. (See “Rank, Indebtedness and Liens” below.)
      The Notes do not require the Company to provide periodic evidence of the absence of an event of default.
      Redemption Rights upon an Event of Default. Upon the occurrence of any event of default, the Company must deliver notice thereof to the holders. A holder thereafter has the right to require the Company to redeem all or any portion of such holder’s Note upon delivery of written notice of redemption. Redemptions shall occur at a price equal to the greater of (a) the product of (1) the Conversion Amount to be redeemed and (2) the applicable redemption premium, and (b) the product of (1) the conversion rate with respect to such Conversion Amount then in effect and (2) the closing sale price of the shares of Common Stock immediately preceding such event of default. Redemption premiums range from 100% to 125% depending on the type of event of default and when the event of default occurs during the term of the Notes.
      Rights upon Fundamental Transactions and Changes of Control. The Company may not enter into a “Fundamental Transaction” (as such term is defined in the Notes) unless the successor entity agrees in writing to assume all of the Company’s obligations under the Notes and other transaction documents and, other than in connection with a transaction for cash, the successor entity is a public company whose common stock is listed or quoted on an eligible market.
      In the event of a “Change of Control” (as defined in the Notes), the Company must deliver notice to Note holders, which notice triggers the holders’ right to require the Company to redeem all or any portion of the Notes. The Notes being redeemed will be redeemed at a price equal to the greater of (a) the product of (1) the Conversion Amount to be redeemed and (2) the quotient determined by dividing (x) the closing sale price of the Common Stock immediately following the announcement of the Change in Control and (y) the conversion price, and (b) the product of (1) the Change of Control redemption premium and (2) the Conversion Amount to be redeemed.
      The redemption premium upon a Change of Control is 120% for the first nine months following issuance, 115% for the period between nine and 21 months after issuance, 110% for the period between 21 and 34 months after issuance, and 105% thereafter.
      If a “Cash Transaction” is announced, the Company has the right to require that all (but not less than all) of the outstanding Notes be redeemed at a price equal to the Change of Control redemption price. A

“Cash Transaction” means any Change of Control with a successor entity that is unaffiliated with the Company at the time of the proposed Change of Control and that neither such successor nor its parent is a publicly-traded entity whose common stock or equivalent equity security is quoted or listed for trading on an eligible market, which Cash Transaction is consummated on an arm’s length basis at a time that the Equity Conditions are satisfied (which Equity Conditions include stockholder approval of the Conversion Shares), and pursuant to which the holders of the Common Stock are to receive consideration consisting solely of cash. The Cash Transaction redemption price is calculated in the same manner as the price paid on a Change of Control, described above.
      Anti-Dilution Rights. If at any time during the term of the Notes the Company issues or sells, or is deemed to have issued or sold (for example, in connection with the issuance of options exercisable for shares of Common Stock), shares of Common Stock at a price less than the then-applicable conversion price of the Notes, then the conversion price of the Notes then in effect will be reduced on a weighted average basis. The applicable conversion price will also be proportionately increased or decreased in the event that the Company subdivides or combines one or more classes of its outstanding shares of Common Stock or any similar event.
      Company’s Right of Mandatory Conversion. If at any time after the third anniversary of the issue date of the Notes, the weighted average price of a share of Common Stock exceeds $10.76 (subject to the adjustments described above) for 15 trading days out of any 30 consecutive trading days, and the Equity Conditions have been satisfied or waived (which Equity Conditions include stockholder approval of the Conversion Shares), the Company has the right to require the holders to convert all or any portion of the Conversion Amount then remaining under each such holder’s Note into shares of Common Stock. The Company may only require such mandatory conversion of all Notes at the same time, must do so on a pro rata basis if it requires conversion of less than all outstanding amounts, and may deliver only one mandatory conversion notice, which notice is irrevocable. Conversions made at the Company’s election are made at the conversion rate as of the date of the mandatory conversion, calculated as the applicable Conversion Amount divided by $6.15 (as adjusted).
      The weighted average price of a share of Common Stock means the dollar volume-weighted average price on the Nasdaq National Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions.
      The “Equity Conditions” referred to herein include but are not limited to the following:

•	on each day during the measurement period, the shares of Common Stock are designated for quotation on the Nasdaq National Market and have not been suspended from trading (other than suspensions of not more than two days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such market have been threatened or pending either in writing or by falling below the minimum listing maintenance requirements;

•	during the measurement period, the Company shall have timely delivered all shares of Common Stock issuable upon conversion or redemption of the Notes;

•	any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the terms of the Notes;

•	the Company shall have obtained stockholder approval as required and defined in the purchase agreement for the Notes;

•	during the measurement period, there shall not have occurred either (x) other than in connection with a Cash Transaction, the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated or (y) an event of default or an event that with the passage of time or giving of notice would constitute an event of default;

•	the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any transaction document; and

•	other than in connection with a mandatory conversion or a Cash Transaction, the weighted average price of the Common Stock on each day of the measurement period shall be in excess of $2.00 (subject to adjustment for stock splits, stock dividends and other similar transactions), with certain exceptions.
      Optional Redemption Right of Holders. Holders of the Notes have the right to require that the Company redeem the Notes if the weighted average price of the Common Stock is less than the then-applicable conversion price on each of 30 trading days out of the 40 consecutive trading days immediately preceding either the third or fourth anniversary of the issue date, provided that such redemption right ceases once the Company meets the “ESTRASORBTM revenue target” (as defined in the Notes). The Company may elect to pay up to one-half of the redemption price in shares of Common Stock, but only so long as the Equity Conditions are satisfied or waived in accordance with the Notes (which Equity Conditions include stockholder approval of the Conversion Shares). The price paid in shares is calculated by dividing the amount to be paid in shares of Common Stock by the redemption conversion price as of such redemption date, such price defined as 95% of the arithmetic average of the weighted average price of the Common Stock on each of the trading days during the measurement period.
      Rank, Indebtedness and Liens. All payments due under a Note rank pari passu with all other Notes in the series, and are senior to all other indebtedness of the Company and its subsidiaries other than permitted acquisition indebtedness. So long as the Notes are outstanding, the Company has agreed that it will not and it will not permit its subsidiaries to directly or indirectly (a) incur, guarantee, assume or suffer to exist any indebtedness other than the Notes and as expressly permitted, (b) allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets other than as expressly permitted, or (c) redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any permitted indebtedness, whether by way of payment in respect of principal of (or premium, if any) or interest on such indebtedness, if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event of default has occurred and is continuing. Indebtedness permitted by the terms of the Notes includes indebtedness incurred in connection with acquisitions or construction, and certain indebtedness of the Company existing at the time of issuance of the Notes.
      Participation. Holders of the Notes are entitled to dividends paid and distributions made to holders of the Company’s Common Stock to the same extent as if such Note holders had converted their Notes into shares of Common Stock (without regard to any limitations on conversion) and had held such shares of Common Stock on the record date for such dividends and/or distributions.
      Voting, Transfer and Other Provisions. Holders of the Notes have no voting rights in their capacities as holders of the Notes, except as required by law and as expressly provided in the Notes. The approval of the holders of the Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding is required in order to change or amend the Notes. The Notes may be offered, sold, transferred or assigned without the consent of the Company, provided that the holders comply with all applicable laws, rules and regulations on resale.
Issuance of the Notes and Registration of Conversion Shares, Effect on Stockholders and Approval Rights
      As noted above, the Notes were issued on July 19, 2004 to a group of institutional buyers and accredited investors and were initially convertible into 5,691,057 shares of Common Stock at an initial conversion price of $6.15 per share. The Company received $35 million in gross proceeds from the sale of the Notes and agreed to use such proceeds to effect the series of transactions with King and Parkedale (discussed under “Certain Relationships and Related Transactions” in Proposal One above), and for general working capital purposes. Of such proceeds, approximately $14 million was used to repay King (net of payments the Company received from King), leaving approximately $18 million available from the issuance of the Notes (after deducting approximately $3 million for transaction expenses) for working capital purposes. The Company also agreed, pursuant to a registration rights agreement entered into in connection with such transaction, to register for resale by the Note holders 130% of the number of shares of Common Stock initially issuable upon conversion or redemption of the Notes. The Company filed such registration statement covering 7,398,374 Conversion Shares on August 13, 2004, which registration statement (No. 333-118210) was declared effective on August 24, 2004.
      As discussed above, the issuance of the Notes had no immediate effect on stockholders of the Company. If the Company elected or was required to effect the conversion or redemption of the Notes, however, a potentially substantial number of shares of Common Stock could be issued, thereby causing dilution of then-existing stockholders’ percentage ownership of the Company. It could also have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company.
      The purchase agreement relating to the Notes included a covenant whereby the Company agreed to provide each stockholder a proxy statement and solicit each such stockholder’s affirmative vote with respect to the issuance of the Conversion Shares at the Company’s next annual meeting of stockholders following the issue date of the Notes. If stockholders fail to approve the issuance of the Conversion Shares, the Company will not be deemed to have satisfied all of the Equity Conditions described above and consequently may be prevented from using shares of Common Stock to repay amounts due at maturity, upon redemption at the option of holders or upon the election by the Company to utilize its right to cause mandatory redemptions.
      The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and voting on the matter is required for the approval of the issuance of the Conversion Shares. Abstentions and broker non-votes will not be counted as shares voting on such matter and accordingly will have no effect on the approval of this Proposal Three.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ISSUANCE OF THE SHARES OF COMMON STOCK ISSUABLE WITH RESPECT TO ITS SENIOR CONVERTIBLE NOTES.

PROPOSAL FOUR — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
Independent Auditor
      The Audit Committee has selected Ernst & Young LLP as the independent auditor of the Company for the fiscal year ending December 31, 2005, subject to ratification by stockholders at the Meeting. A representative of Ernst & Young is expected to be present at the Meeting to respond to appropriate questions and to make a statement if he or she so desires.
Fees
      Audit Fees. The aggregate fees billed by Ernst & Young LLP in each of fiscal 2004 and 2003 for professional services rendered for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Forms 10-Q were approximately $340,130 and $263,628, respectively. These amounts included fees billed for annual financial statement and internal control audits, quarterly reviews, and registration statement filings and consents.
      Audit-Related Fees. The aggregate fees billed by Ernst & Young LLP in each of fiscal 2004 and 2003 for assurance and related services that were reasonably related to the performance of the independent auditor’s audit or review of the Company’s financial statements were approximately $47,010 and $4,034, respectively. The fees incurred during 2004 related to the provision of internal control consulting services and consulting services related to the King transaction discussed in Proposal One herein. The fees incurred during 2003 related to the provision of internal control consulting services.
      Tax Fees. The aggregate fees billed by Ernst & Young LLP in each of fiscal 2004 and 2003 for professional services rendered for tax compliance, tax advice and tax planning for the Company were approximately $54,100 and $35,311, respectively. These amounts represent those billed for tax return preparation for the Company and its subsidiaries.
      All Other Fees. The aggregate fees billed by Ernst & Young LLP in each of fiscal 2004 and 2003 for products and services provided other than those otherwise described above were approximately $0 and $15,540, respectively. Services for such other fees for 2003 included audits in connection with a federal grant from the National Institutes of Health.
Pre-Approval Policies
      As contemplated by applicable law and as provided by the Audit Committee’s charter, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditor. In connection with such responsibilities, the Audit Committee is required, and it is the Audit Committee’s policy, to pre-approve the audit and permissible non-audit services (both the type and amount) performed by the Company’s independent auditor in order to ensure that the provision of such services does not impair the auditor’s independence, in appearance or fact.
      Under the policy, unless a type of service to be provided by the independent auditor has received general pre-approval (which services are detailed in an appendix to the policy and periodically reassessed), it will require separate pre-approval by the Audit Committee. If fees for a proposed service of a type that has been pre-approved approach or exceed pre-determined fee triggers, the Audit Committee and the independent auditor must confer and the Audit Committee must grant its approval before further work may be performed.
      For audit services (including the annual financial statement audit, required quarterly financial statement reviews, subsidiary audits, and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company’s consolidated financial statements), the independent auditor must provide to the Audit Committee in advance an engagement letter, outlining the scope of audit services proposed to be performed with respect to the audit for that fiscal year and associated fees. If agreed to by the Audit Committee, the engagement letter is formally accepted by the committee at its next regularly scheduled meeting.

      All permissible non-audit services not specifically approved in advance must be separately pre-approved by the Audit Committee, as noted above. Requests or applications to provide services must be in writing and include a description of the proposed services, the anticipated costs and fees, and the business reasons for engaging the independent auditor to perform the services. The request must also include a statement as to whether the request or application is consistent with the SEC’s rules on auditor independence.
      To ensure prompt handling of unexpected matters, the Audit Committee has delegated authority to pre-approve audit and permissible non-audit services between regularly scheduled meetings of the committee to its Chairman, who is responsible for reporting any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has not and will not delegate to management of the Company the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor.
      The Audit Committee pre-approved all audit and permissible non-audit services provided to the Company by the independent auditor during fiscal 2004.
Ratification
      Stockholder ratification of the appointment of the independent auditor is not required by the Company’s By-laws or otherwise, but is being done as a matter of good corporate governance. If stockholders fail to ratify the selection, the Audit Committee will reconsider this selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if it determines that such a change would be in the best interests of Novavax and its stockholders.
      The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and voting on the matter is required for the ratification of the appointment of Ernst & Young LLP as the independent auditor of the Company. Abstentions and broker non-votes will not be counted as shares voting on such matter and accordingly will have no effect on the approval of this Proposal Four.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS THE COMPANY’S INDEPENDENT AUDITOR FOR FISCAL YEAR 2005.

BENEFICIAL OWNERSHIP OF COMMON STOCK
      The following table sets forth information as of March 11, 2005 with respect to the beneficial ownership of shares of Common Stock by (i) each person (including any group) known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) the directors of the Company and nominees, (iii) the Chief Executive Officer and the other Named Executive Officers of the Company as identified in the “Summary Compensation Table” below, and (iv) all directors and executive officers of the Company as a group.

	Shares of		Percent
	Common Stock		of Class
Beneficial Owner	Beneficially Owned(1)		Outstanding

SJ Strategic Investments LLC	5,772,339	(2)	14.6%
340 Edgemont Ave., Suite 500 Bristol, TN 37620
King Pharmaceuticals, Inc.	4,100,931	(3)	10.4%
501 Fifth Street Bristol, Tennessee 37620
Mitchell J. Kelly	2,365,101	(4)	5.9%
c/o Anaconda Opportunity Fund, L.P. 730 Fifth Avenue New York, NY 10019
Anaconda Opportunity Fund, L.P.	2,000,101	(5)	5.1%
730 Fifth Avenue New York, NY 10019
Susan B. Bayh	20,000	(6)	*
Gary C. Evans	210,800	(7)	*
J. Michael Lazarus, M.D.	129,427	(8)	*
John O. Marsh, Jr.	253,500	(9)	*
Michael A. McManus, Jr.	142,500	(10)	*
Denis M. O’Donnell, M.D.	692,519	(11)	1.7%
Nelson M. Sims	370,000	(12)	*
Ronald H. Walker	158,880	(13)	*
Dennis W. Genge	206,400	(14)	*
Ford R. Lynch	66,968	(15)	*
D. Craig Wright, M.D.	456,817	(16)	1.1%
All executive officers and directors, as a group (12 persons)	5,072,912	(17)	12.1%

*	Less than 1% of the Common Stock outstanding.

(1)	Unless otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned, including shares that may be acquired by such person or group within 60 days of March 11, 2005 upon the exercise of stock options or other purchase rights, but not the exercise of options or warrants held by any other person. The address of each director, nominee and Named Executive Officer of the Company is c/o Novavax, Inc., 508 Lapp Road, Malvern, Pennsylvania 19355.

(2)	As reported on Schedule 13D dated February 18, 2003 and Form 4 dated February 27, 2003. While SJ Strategic Investments believes it possesses sole voting and investment power over such shares, John M. Gregory may be deemed to also have voting and investment power over such shares due to his position as Managing Member and Chief Manager of SJ Strategic Investments, pursuant to the entity’s Operating Agreement. While SJ Strategic Investments disclaims the existence of a group, due to the indirect beneficial ownership of its members, such members may be deemed to constitute a group.

(3)	As reported on Schedule 13D/ A filed August 26, 2004 and Form 4 filed July 20, 2004.

(4)	Includes 270,000 shares issuable upon the exercise of options. Also includes 2,000,101 shares (listed below) beneficially owned by Anaconda Opportunity Fund, L.P., of which Mitchell J. Kelly is the general partner of the general partner.

(5)	Excludes shares directly owned by Mitchell J. Kelly, the general partner of Anaconda Capital, L.P., the general partner of Anaconda Opportunity Fund, L.P.

(6)	Consists of 20,000 shares issuable upon the exercise of options.

(7)	Includes 102,500 shares issuable upon the exercise of options. Also includes 12,500 shares owned of record by Mr. Evans as trustee of the Evans 1997 Trust. Mr. Evans disclaims control or beneficial ownership of shares held by the Evans 1997 Trust.

(8)	Includes 117,500 shares issuable upon the exercise of options.

(9)	Includes 222,500 shares issuable upon the exercise of options.

(10)	Includes 102,500 shares issuable upon the exercise of options.

(11)	Includes 289,469 shares issuable upon the exercise of options and 2,000 shares owned of record by Dr. O’Donnell as custodian for the benefit of his minor children.

(12)	Includes 345,000 shares issuable upon the exercise of options.

(13)	Includes 152,500 shares issuable upon the exercise of options.

(14)	Includes 200,000 shares issuable upon the exercise of options.

(15)	Includes 62,668 shares issuable upon the exercise of options.

(16)	Includes 405,191 shares issuable upon the exercise of options.

(17)	Includes 2,289,828 shares issuable upon the exercise of options.

EXECUTIVE COMPENSATION
Summary of Compensation
      The following table sets forth the cash and non-cash compensation earned, awarded or paid during each of the last three fiscal years to (i) each of the individuals who served as the Company’s Chief Executive Officer during the last completed fiscal year, (ii) the three other most highly compensated individuals who were serving as executive officers of the Company at the end of the last completed fiscal year and who received compensation in excess of $100,000 during fiscal 2004 for services provided to the Company, and (iii) one additional officer who was no longer serving as an executive officer as of the end of fiscal 2004 (collectively, the “Named Executive Officers”).
SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
				Awards(1)
		Annual Compensation
				Securities Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options (#)	Compensation(2)($)

Nelson M. Sims(3)	2004	400,004	—	135,000	41,222
President and Chief	2003	157,692	—	900,000	—
Executive Officer	2002	—	—	—	—
Dennis W. Genge	2004	178,689	—	50,000	21,885
Vice President, Treasurer and	2003	171,600	75,210	50,000	2,873
Chief Financial Officer	2002	165,000	75,000	—	2,374
Ford R. Lynch(4)	2004	220,005	—	13,000	29,497
Senior Vice President	2003	55,000	12,375	175,000	—
Sales and Marketing	2002	—	—	—	—
Denis M. O’Donnell, M.D.	2004	125,003	—	75,000	741
Chairman of the Board	2003	125,000	—	75,000	414
of Directors	2002	125,000	—	—	213
D. Craig Wright, M.D.	2004	254,225	—	35,000	2,527
Chief Scientific Officer	2003	248,400	62,744	—	1,715
	2002	225,867	11,223	—	2,309

(1)	During fiscal year 2004, Novavax did not have a long-term compensation program that included long-term incentive payouts, restricted stock awards, SARs or other forms of long-term compensation. The numbers in this column represent the number of shares that may be acquired pursuant to options granted in the particular year. For more information on option grants, see “Stock Options” in the next section.

(2)	The amounts shown in this column include (a) reimbursed relocation expenses, (b) Company contributions to its 401(k) plan, (c) premiums paid for disability insurance, (d) premiums paid for general term life insurance, and (e) premiums paid for excess life insurance policies. The amounts paid for relocation expenses in 2004 were $2,643 and $18,040 for Messrs. Sims and Genge, respectively. The Company’s contributions to its 401(k) plan in 2004 were $3,250, $2,795, $2,502 and $1,372 for Messrs. Sims, Genge and Lynch and Dr. Wright, respectively. The Company does not make any contributions to its 401(k) plan on behalf of Dr. O’Donnell. Premiums paid for disability insurance in 2004 were $189 for each of the Named Executive Officers. Premiums for general term life insurance in 2004 were $1,806, $861, $1,806, $552 and $966 for Messrs. Sims, Genge and Lynch and Drs. O’Donnell and Wright, respectively. The Company also paid premiums for excess life insurance policies for each of Mr. Sims and Mr. Lynch in the amounts of $33,334 and $25,000, respectively.

(3)	Mr. Sims was elected President and Chief Executive Officer in August 2003.

(4)	Mr. Lynch was elected Senior Vice President of Sales and Marketing in October 2003.

Stock Options
      The following tables summarize option grants and exercises during 2004 to or by the Named Executive Officers, and the value of the options held by such persons at the end of fiscal 2004. No SARs were granted or exercised during 2004. All options listed below were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.
Option Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable
		Percent of			Value at Assumed Annual
	Number of	Total			Rates of Stock Price
	Securities	Options			Appreciation For
	Underlying	Granted to	Exercise or		Option Term(3)
	Options	Employees in	Base Price	Expiration
Name	Granted(1)(#)	2004(2)	($/Share)	Date	5%	10%

Nelson M. Sims	135,000	11.6%	$5.95	3/9/14	$505,160	$1,280,174
Dennis W. Genge	50,000	4.3%	$5.95	3/9/14	$187,096	$474,138
Ford R. Lynch	13,000	1.1%	$5.95	3/9/14	$48,645	$123.276
Denis M. O’Donnell, M.D.	75,000	6.4%	$5.95	3/9/14	$280,644	$711,208
D. Craig Wright, M.D.	35,000	3.0%	$5.95	3/9/14	$130,967	$331,897

(1)	These options were awarded under the 1995 Plan and vest in three equal increments on the first three anniversaries of the date of the grant.

(2)	A total of 1,168,150 options were granted to all employees, including executive officers, in 2004.

(3)	Amounts represent hypothetical gains (net of exercise price) that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of
			Securities Underlying		Value of Unexercised
			Unexercised Options at		In-The-Money Options at
	Shares		Fiscal Year-End (#)(1)		Fiscal Year-End ($)(1)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Nelson M. Sims	0	0	300,000	735,000	—	—
Dennis W. Genge	0	0	166,667	83,333	—	—
Ford R. Lynch	0	0	58,334	129,666	—	—
Denis M. O’Donnell, M.D.	0	0	239,469	125,000	—	—
D. Craig Wright, M.D.	0	0	393,524	35,000	$569,801	—

(1)	Value based on the closing price of the Company’s Common Stock on the NASDAQ National Market at the end of fiscal 2004 ($3.26 per share) minus the exercise price.
Employment Contracts and Change of Control Provisions
      The Company has entered into an employment agreement with Mr. Sims pursuant to which he receives an initial base salary of $400,000, subject to merit-based increases commencing January 1, 2005. In addition, he is entitled to receive a performance and incentive bonus in respect of his employment with the Company through December 31, 2004, payable on or before March 31, 2005, in an amount to be determined by the Board or any committee thereof authorized to make such determination. Such bonus will be based on Mr. Sims’ achievement of certain specified goals, and shall be at least $139,000 and not greater than $347,000. Thereafter, he is entitled to receive an annual performance bonus in such amount as is deemed appropriate, with an annual target performance bonus of $250,000 beginning January 1, 2005. In addition to his cash compensation, upon his hiring in August 2003 Mr. Sims received stock options, with a term of 10 years, to purchase 900,000 shares of the Common Stock of the Company at $5.63 per share, the closing price on the date of grant. The options vest one-third on each of the first three anniversaries of their date of grant. Mr. Sims is also eligible to receive additional stock options annually, based on job performance, to purchase that number of shares of Common Stock equal to not less than three percent of the total number of shares of Common

Stock issued by the Company during the most recent fiscal year in private or public offerings or pursuant to conversions of convertible securities issued after commencement of his employment with the Company. Mr. Sims is also entitled to reimbursement for certain expenses, including relocation expenses up to $20,000, and benefits that shall include the purchase of a long-term disability insurance policy and contributions of up to $33,334 per year for each of his first three years of employment towards the purchase of a whole life insurance policy.
      Mr. Sims has agreed to maintain the confidentiality of the Company’s proprietary information, and all work product discovered or developed by him in the course of his employment will belong to the Company. In addition, he has agreed not to compete with the Company, directly or indirectly, within the United States or interfere with or solicit the Company’s contractual relationships for a period of one year following the termination of his employment. In the event of a termination without cause or Mr. Sims’ termination of his employment for good reason (defined as the Company’s material reduction or diminution of his responsibilities and authority, other than for cause, without his consent), Mr. Sims is entitled to a lump-sum payment in an amount equal to six months of his then-effective salary plus the payment of an amount equal to his salary in effect at the time of termination for a period of 12 months thereafter. In the event of a change of control, Mr. Sims is entitled to a lump sum payment in an amount equal to 24 months of his then-effective salary plus two times the then-applicable target bonus, which bonus may not be less than $250,000.
      The Company has entered into an employment agreement with Mr. Genge pursuant to which he receives a base salary of $165,000 during the period of his employment with the Company, subject to annual review by the Board. In addition, he is entitled to participate in the Company’s bonus program, if any. He has agreed to maintain the confidentiality of the Company’s proprietary information, and all work product discovered or developed by him in the course of his employment will belong to the Company. In addition, he has agreed not to compete with the Company within the United States or interfere with or solicit the Company’s contractual relationships for a period of one year following the termination of his employment. In the event of a termination without cause or Mr. Genge’s termination of his employment for good reason (defined as the dilution of his responsibilities and authority other than for cause in any material way without his consent or his relocation to an office or facility more than 50 miles from Columbia, Maryland without his consent), the Company has agreed, in addition to any unpaid bonus with respect to the prior year and any accrued vacation pay, to pay severance in an amount equal to one year’s salary, plus a pro-rated performance bonus based upon the previous year’s bonus amount.
      The Company has entered into an employment agreement with Mr. Lynch pursuant to which he receives a base salary of $220,000 during the period of his employment with the Company, subject to annual adjustments. In addition, he is entitled to participate in the Company’s bonus program, if any, with a target/maximum bonus for each of 2003 and 2004 of $100,000, prorated with respect to 2003. In addition to his cash compensation, upon his hiring in September 2003 Mr. Lynch received stock options, with a term of 10 years, to purchase 175,000 shares of the Common Stock of the Company at $7.45 per share, the closing price on the date of grant. The options vest one-third on each of the first three anniversaries of their date of grant. Mr. Lynch is also entitled to reimbursement for certain expenses, including expenses incurred in connection with his relocation, up to an aggregate $15,000, and benefits that shall include contributions of up to $25,000 per year for each of his first two years of employment towards the purchase of a life insurance policy.
      Mr. Lynch has agreed to maintain the confidentiality of the Company’s proprietary information, and all work product discovered or developed by him in the course of his employment will belong to the Company. In addition, he has agreed not to compete with the Company within the United States or interfere with or solicit the Company’s contractual relationships for a period of one year following the termination of his employment. In the event of a termination without cause or Mr. Lynch’s termination of his employment for good reason (defined as the Company’s significant reduction or diminution of his material responsibilities and authority, other than for cause, without his consent), Mr. Lynch is entitled to a lump-sum payment in an amount equal to six months’ salary at the time of termination. In the event of a change of control, Mr. Lynch is entitled to a lump sum payment in an amount equal to 24 months’ base salary at the time of termination.

Comparative Stock Performance
      The graph below compares the cumulative total stockholder return on the Common Stock of the Company for the last five fiscal years, with the cumulative total return on the NASDAQ Stock Market (U.S. and Foreign) Index and the NASDAQ Pharmaceutical Index (which includes Novavax) over the same period, assuming the investment of $100 in the Company’s Common Stock, the NASDAQ Stock Market (U.S. and Foreign) Index and the NASDAQ Pharmaceutical Index on December 31, 1999, and reinvestment of all dividends.

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

Novavax, Inc.	$100.00	151.11	250.67	46.22	106.67	57.78
NASDAQ Stock Market (U.S. and Foreign) Index	$100.00	88.24	70.62	53.78	75.07	77.14
NASDAQ Pharmaceutical Index	$100.00	120.50	109.11	72.38	104.08	111.76
      This section is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

ADDITIONAL INFORMATION
Transaction of Other Business
      The Board of Directors knows of no other business that will be presented for consideration at the Meeting other than the Proposals described above and as set forth in “Proposed Items” below. If any business other than the Proposals described above or the matters described below should come before the Meeting, however, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.
Solicitations
      The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, the Company’s directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, telegraph, facsimile and personal interviews. The Company has also engaged the services of The Altman Group, Inc., a proxy solicitation firm in conjunction with the Meeting, and such firm may solicit your proxy, in person or by telephone, mail, facsimile or other communication. The Company paid The Altman Group a retainer in the amount of $10,000, and additional fees up to $50,000 may be paid, which fees include compensation for call center activities on behalf of Novavax. The Company will also reimburse The Altman Group for its reasonable out-of-pocket fees and expenses. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.
Proposed Items
      The Board of Directors has received notice from a stockholder that such stockholder may propose an alternate slate of directors at the Meeting as well as certain other matters. Specifically, the notice proposed the following matters:

1.	to put to a vote an alternate slate of directors;

2.	to modify the Company’s By-laws so as to implement term limits that will prevent a director from serving past his or her 67th birthday;

3.	to force the current Chairman of the Board into a non-executive title, removing his salary, and setting the compensation of the Chairman of the Board to a monetary value commensurate with market rates for non- executive chairmen;

4.	to seek remuneration for the stockholder’s efforts to propose an alternate proxy; and

5.	to propose modifications to the By-laws that permit shareholders more active involvement in the governance of the Company.

      The form of proxy included with this Proxy Statement and solicited by our Board of Directors confers discretionary authority on the proxies named therein to vote on any matter that may be presented by the stockholder at the Meeting. A description of each matter, and how the Board’s named proxies intend to exercise their discretionary authority and vote with respect thereto, is set forth below.

Alternate Slate of Directors
      The stockholder submitted for nomination to the Board four alternate candidates for election at the Meeting. The Governance Committee considered each candidate in accordance with the Company’s director nominations procedures (discussed in Proposal One – Election of Directors above), and determined that none of the alternate candidates proposed by the stockholder satisfied the most important qualification identified by the committee for new directors – namely, having significant pharmaceutical company experience. In addition, it was determined that no alternate candidate was a better candidate than the Company’s Chief Executive Officer and Chairman of the Board, who are the only two candidates nominated by the Governance nominees designated by the Board and, in the absence of voting instructions to the contrary, the persons named in the Board’s form of proxy will vote for the Company’s nominees.

Term Limits
      The stockholder proposes amending the Company’s By-laws to institute director term limits such that directors could not serve on the Board past their 67th birthday. The Board believes this proposal should be rejected both because the age proposed would prevent qualified and dedicated individuals over the age of 67 from serving on our Board and because the Board, upon the recommendation of the Governance Committee, recently adopted a policy pursuant to which no director will be nominated for re-election if he or she has already served as a director for 10 years or has reached his or her 75th birthday. The stockholder’s proposal, therefore, is unnecessarily duplicative of a governance action already adopted by the Board. The persons named in the Board’s form of proxy intend, therefore, to exercise their discretionary authority and vote against this matter, if and when presented at the Meeting.

Chairman of the Board Changes
      Under the stockholder’s third possible proposal, the Company’s current Chairman of the Board would be “forced” into a non-executive title and his compensation would presumably be reduced from its current level to “a monetary value commensurate with market rate[s] for non-executive chairmen.” The Board of Directors believes that the role of Chairman should evolve to a non-executive position and expects that by the end of fiscal year 2005 the Company will have a non-executive Chairman. A proposal to terminate one employee’s employment with the Company, however, is not recommended by the Board. The persons named in the Board’s form of proxy intend, therefore, to exercise their discretionary authority and vote against this matter, if and when presented at the Meeting.

Opposition Remuneration
      Given the Company’s current financial condition, the Board cannot recommend to stockholders that they approve any matter that authorizes the payment of any amount of money to a stockholder for such stockholder’s efforts to propose an alternate slate of directors or otherwise. The persons named in the Board’s form of proxy intend, therefore, to exercise their discretionary authority and vote against this matter, if and when presented at the Meeting.

Bylaw Modifications
      The proposing stockholder did not provide any specificity with regard to the By-law amendments such stockholder believed would permit more active involvement of shareholders in the governance of the Company. The persons named in the Board’s form of proxy intend, therefore, to exercise their discretionary authority and vote against this matter, if and when presented at the Meeting.
      The two nominees who receive the most votes for directors will be elected as Class I directors. Approval of any of the matters (other than the election of directors) proposed by the stockholder and presented at the Meeting requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Because abstentions and broker non-votes are not votes on such matters, they will have no effect on the outcome of any such proposal.
Stockholder Proposals for 2006 Annual Meeting
      Proposals of stockholders for inclusion in the Proxy Statement and form of proxy for the 2006 Annual Meeting of Stockholders must be submitted to the Secretary of the Company in writing and be received by the Company at its principal executive offices no later than November 21, 2005. Stockholder proposals for consideration at the meeting but not inclusion in the Proxy Statement will be considered untimely if the Company is not provided written notice in accordance with the advance notice provisions set forth in the Company’s By-laws. The By-laws state that in order to be timely, a stockholder’s notice must be delivered or mailed by first class U.S. mail, postage prepaid, and received at the Company’s principal executive office no less than 60 days and no more than 90 days prior to the date of the meeting. However, if less than 70 days’ prior notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice will be considered timely if it is received no later than the close of business on the 10th day following the date on which such notice was mailed or public disclosure was made of the meeting date (whichever occurred first). In order to curtail controversy as to the date on which the Company received a proposal, it is suggested that proponents submit their proposals by certified mail, return receipt requested.
      In addition to being timely, a stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the annual meeting,

•	the name and address, as they appear on the Company’s books, of the stockholder proposing such business,

•	the number of shares of the Company which are beneficially owned by the stockholder, and

•	any material interest of the stockholder in such proposal.
      If the stockholder’s business relates to the election of directors of the Company, the procedures described under the caption “Proposal One — Election of Directors” herein relating to director nominations must be followed instead.

Annual Report on Form 10-K
      The Company will provide, upon written request and without charge to each stockholder entitled to a vote at the Meeting, a copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2004. A request for copies of such report should be addressed to the Company at 508 Lapp Road, Malvern, Pennsylvania 19355 or by requesting a copy on our website at www.novavax.com.
Information Incorporated by Reference
      The financial statements, schedules and notes thereto, supplementary financial information, management’s discussion and analysis, information about the Company’s independent auditor, quantitative and qualitative information about market risk and other information required in connection with Proposal Three to be considered at the Meeting are hereby incorporated by reference to the Company’s Annual Report on Form 10-K as contained in the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2004 accompanying this Proxy Statement.
*          *          *
      THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By Order of the Board of Directors

David A. White, Secretary
March   , 2005

Appendix A
NOVAVAX, INC.
2005 STOCK INCENTIVE PLAN
1.     Purpose.
      The purpose of this plan (the “Plan”) is to secure for Novavax, Inc. (the “Company”) and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company’s future growth and success. Except where the context otherwise requires, the term “Company” shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”); (provided, however, that status as a “parent” or “subsidiary” corporation depends on satisfaction of the criteria in Sections 424(e) and (f) as of the date on which such determination is being made, and does not necessarily continue to exist merely because it did so as of the date of grant of an option or other award). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).
2.     Type of Stock Awards and Administration.
      (a)     Types of Awards.     This Plan provides for the grant of stock options, restricted stock awards, stock appreciation rights (SARs), and restricted stock units (RSUs) (collectively, these awards shall be referred to herein as “Stock Awards”). Options granted pursuant to the Plan may be either incentive stock options (“Incentive Stock Options”) meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code (“Non-Statutory Options”).
      (b)     Administration.
           (i)     The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant Stock Awards to purchase shares of the Company’s Common Stock, $.01 par value (“Common Stock”), and issue shares upon the receipt or exercise of such Stock Awards as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective agreements under which Stock Awards are made and the Plan, to proscribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective agreements, which need not be identical, and to make all other determinations which are, in the judgment of the Board of Directors, necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Stock Award agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.
           (ii)     The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations and Section 3(b) of this Plan delegate any or all of its powers under the Plan to a committee (the “Committee”) appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.
      (c)     Applicability of Rule 16b-3.     Those provisions of the Plan which make express reference to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule (“Rule 16b-3”), or which are required in order for certain stock or option transactions to qualify for exemption under Rule 16b-3, shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

3.     Eligibility.
      (a)     General.     Stock Awards may be granted only to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company (collectively, the “Participants”); provided, that the class of Participants to whom Incentive Stock Options may be granted shall be limited to employees of the Company. A person who has been granted a Stock Award may, if he or she is otherwise eligible, be granted additional Stock Awards if the Board of Directors shall so determine.
      (b)     Grant of Stock Awards to Directors and Officers After Exchange Act Registration.     From and after the registration of the Common Stock of the Company under the Exchange Act, in the discretion of the Board, the selection of a director or an officer (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of a Stock Award, the timing of the Stock Award grant, the purchase or exercise price of the Stock Award, the number of shares subject to the Stock Award and other terms and conditions shall be determined either (i) by the Board of Directors, of which all members shall be “outside directors” and/or “non-employee directors” (as hereinafter defined) or (ii) by the Committee referenced in Section 2(b)(ii) above, consisting of two or more directors having full authority to act in the matter, each of whom shall be an “outside director” and/or “non-employee director” (with any action of the Committee subject to approval or ratification by the Board, if required). For the purposes of the Plan, a director shall be deemed to be a “non-employee director” only if such person qualifies as a “non-employee director” within the meaning of Rule 16b-3, as such term is interpreted from time to time, and shall be deemed to be an “outside director” only if such director qualifies as an “outside director” within the meaning of Section 162(m) of the Code and the applicable Treasury regulations.
4.     Stock Subject to Plan.
      (a)     Initial Share Reserve.     Subject to adjustment as provided in Section 11 below, the number of shares of Common Stock which are initially set aside and reserved for issuance under the Plan is 2,565,724 shares, (which includes a total of 565,724 shares of Common Stock that were previously held in reserve under the 1995 Stock Option Plan, but which were unused, and which have been transferred to this Plan). Additionally, if any outstanding stock option granted under the Company’s 1995 Stock Option Plan should for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of common stock that are not acquired under any such stock option shall revert to, and become available for issuance under, this 2005 Stock Incentive Plan. The maximum aggregate number of additional shares of Common Stock that may revert to the 2005 Stock Incentive Plan under this provision is 5,746,468 shares. Subject to adjustment as provided in Section 11 below, no employee shall be eligible to be granted stock options or stock appreciation rights covering more than 900,000 shares of Common Stock during any calendar year.
      (b)     Reversion of Shares to the Share Reserve.     If any Stock Award under this Plan shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of Common Stock not acquired or returned under such Stock Award shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), then the number of shares that are not delivered shall revert to and again become available for issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual deliver or attestation), then the number of such tendered shares shall revert to and again become available for issuance under the Plan. Notwithstanding the above, and subject to Section 11 below related to capitalization adjustments, the maximum aggregate number of shares that may be issued upon the exercise of Incentive Stock Options shall in no event exceed 8,312,192 shares.

5.     Stock Option Provisions.
      (a)     Form of Option Agreements.     As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.
      (b)     Purchase Price.
           (i)     General.     Subject to Section 3(b), the purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors; provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the “Fair Market Value” (as defined below) of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 6. For purposes of this Plan, the term “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
                (1)     If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. If the day of determination is not a market trading day, then the trading day prior to the day of determination shall be used.
                (2)     In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.
           (ii)     Payment of Purchase Price.     Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a Fair Market Value equal in amount to the exercise price of the options being exercised, or (ii) by any other means approved by the Board, as may be recommended by the Committee referenced in Section 2(b)(ii) above. The Fair Market Value of any shares of the Company’s Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined by the Board of Directors. If the exercise price of an option is being paid by delivery of already-owned Common Stock of the Company that has been acquired from the Company, directly or indirectly, the Company may require that such already-owned shares have been held by the optionee for a period of more than six (6) months (or such longer or shorter period of time to avoid a charge to earnings for financial accounting purposes).
      (c)     Option Period.
      Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted and, in all cases, options shall be subject to earlier termination as provided in the Plan.
      (d)     Exercise of Options.
      Each option granted under the Plan shall be exercisable either in full or in installments at such time or times during such period and subject to such conditions as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.
      (e)     Nontransferability of Options.
      Options shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, however, that Non-Statutory Options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3) or as otherwise expressly permitted in the agreement evidencing any such Non-Statutory Option.

      (f)     Effect of Termination of Employment or Other Relationship.
      Except as provided in Section 6 with respect to Incentive Stock Options, and subject to the provisions of the Plan, the Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee’s employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.
6.     Special Provisions for Incentive Stock Options.
      Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:
      (a)     Express Designation.     All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.
      (b)     10% Stockholder.     If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such Individual:
           (i)     The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and
           (ii)     the option exercise period shall not exceed five years from the date of grant.
      (c)     Dollar Limitation.     For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.
      (d)     Termination of Employment, Death or Disability.     No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:
           (i)     an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Non-Statutory Option under the Plan;
           (ii)     if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and
           (iii)     if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).
           (v)     For all purposes of the Plan and any option granted hereunder, “employment” shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

7.     Additional Provisions Related to Stock Options.
      (a)     Additional Option Provisions.     The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionee upon exercise of options; or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.
      (b)     Acceleration or Extension of Exercise Dates.     The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised.
8.     Provisions of Stock Awards Other Than Options.
      (a)     Restricted Stock Awards.     As a condition to the grant of an award of restricted stock under the Plan, each recipient of a restricted stock award shall execute a restricted stock award agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. The terms and conditions of restricted stock award agreements may change from time to time, and the terms and conditions of separate restricted stock award agreements need not be identical; provided, however, that each restricted stock award agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
           (i)     Purchase Price.     At the time of the grant of a restricted stock award, the Board will determine the price to be paid by the Participant for each share subject to the restricted stock award. To the extent required by applicable law, the price to be paid by the Participant for each share of restricted stock will not be less than the par value of a share of Common Stock. A restricted stock award may be awarded as a stock bonus (i.e., with no cash purchase price to be paid) to the extent permissible under applicable law.
           (ii)     Consideration.     At the time of the grant of a restricted stock award, the Board will determine the consideration permissible for the payment of the purchase price of the restricted stock. The purchase price of Common Stock acquired pursuant to the award shall be paid in one of the following ways: (i) in cash at the time of purchase; (ii) by services rendered or to be rendered to the Company; or (iii) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be paid by deferred payment unless permissible under the Delaware Corporation Law.
           (iii)     Vesting.     Shares of Common Stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.
           (iv)     Termination of Participant’s Service.     In the event that a Participant’s service as an employee, director, consultant or advisor to the Company terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the restricted stock award agreement. The Company may delay the exercise of its repurchase option for such period of time required to avoid a charge to earnings for financial accounting purposes.
           (v)     Transferability.     Rights to purchase or receive shares of Common Stock granted under a restricted stock award shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock award agreement, as the Board shall determine in its discretion, and so long as Common Stock awarded then remains subject to the terms of the restricted stock award agreement.

      (b)     Restricted Stock Units.     As a condition to the grant of a unit of restricted stock under the Plan, each recipient of a restricted stock unit shall execute a restricted stock unit agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. The terms and conditions of restricted stock unit agreements may change from time to time, and the terms and conditions of separate restricted stock unit agreements need not be identical; provided, however, that each restricted stock unit agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
           (i)     Consideration.     At the time of grant of a restricted stock unit award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the restricted stock unit award. To the extent required by applicable law, the consideration to be paid by the Participant for each share of Common Stock subject to a restricted stock unit award will not be less than the par value of a share of Common Stock. Such consideration may be paid in any form permitted under applicable law.
           (ii)     Vesting.     At the time of the grant of a restricted stock unit award, the Board may impose such restrictions or conditions to the vesting of the shares restricted stock unit as it deems appropriate.
           (iii)     Payment.     A restricted stock unit award may be settled by the delivery of shares of Common Stock, their cash equivalent, or any combination of the two, as the Board deems appropriate.
           (iv)     Additional Restrictions.     At the time of the grant of a restricted stock unit award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of restricted stock (or their cash equivalent) after the vesting of such Award.
           (v)     Dividend Equivalents.     Dividend equivalents may be credited in respect of restricted stock units, as the Board deems appropriate. Such dividend equivalents may be converted into additional restricted stock units by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of shares of Common Stock equal to the number of restricted stock units then credited by (2) the Fair Market Value per share of Common Stock on the payment date for such dividend. The additional restricted stock units credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying award to which they relate.
           (vi)     Termination of Participant’s Service.     Except as otherwise provided in the applicable Stock Award agreement, restricted stock units that have not vested will be forfeited upon the Participant’s termination of Continuous Service for any reason.
      (c)     Stock Appreciation Rights.     As a condition to the grant of a stock appreciation right under the Plan, each recipient of a stock appreciation right shall execute a stock appreciation right agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. The terms and conditions of stock appreciation right agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
           (i)     Calculation of Appreciation.     Each stock appreciation right will be denominated in shares of Common Stock equivalents. The appreciation distribution payable on the exercise of a stock appreciation right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the stock appreciation right) of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the Participant is vested under such stock appreciation right and with respect to which the Participant is exercising the stock appreciation right on such date, over (B) an amount that will be determined by the Committee at the time of grant of the stock appreciation right.
           (ii)     Vesting.     At the time of the grant of a stock appreciation right, the Board may impose such restrictions or conditions to the vesting of such right as it deems appropriate.

           (iii)     Exercise.     To exercise any outstanding stock appreciation right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the stock appreciation rights agreement evidencing such right.
           (iv)     Payment.     The appreciation distribution in respect of a stock appreciation right may be paid in Common Stock, in cash, or any combination of the two, as the Board deems appropriate.
           (v)     Termination of Participant’s Service.     If a Participant’s service as an employee, director, consultant or advisor to the Company terminates for any reason, any unvested stock appreciation rights shall be forfeited and any vested stock appreciation rights shall be automatically redeemed by the Company.
9.     General Restrictions.
      (a)     Investment Representations.     The Company may require any person to whom a Stock Award is granted, as a condition of receiving or exercising such Stock Award, as applicable, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Stock Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.
      (b)     Compliance With Securities Laws.     Each Stock Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Stock Award may not be issued or exercised, as applicable in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.
10.     Rights as a Stockholder.
      The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.
11.     Adjustment Provisions for Recapitalizations and Related Transactions.
      (a)     If (i) the outstanding shares of Common Stock are (A) exchanged for a different number or kind of shares or other securities of the Company or (B) increased or decreased as a result of any recapitalization, reclassification, stock dividend, stock split or reverse stock split or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding Stock Awards under the Plan, and (z) the price for each share subject to any then outstanding Stock Awards under the Plan, without changing the aggregate purchase price for such Stock Awards or as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 11 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code.
      (b)     Any adjustments under this Section 11 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

12.     Merger, Consolidation, Asset Sale, Liquidation, etc.
      (a)     General.     In the event of (i) a consolidation, merger, combination or reorganization of the Company, in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, (ii) the sale, lease or other disposition of all or substantially all of the assets of the Company, (iii) a transaction or series of related transactions involving a person or entity, or a group of affiliated persons or entities (but excluding any employee benefit plan or related trust sponsored or maintained by the Company or an affiliate) in which such persons or entities that were not shareholders of the Company immediately prior to their acquisition of Company securities as part of such transaction become the owners, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities (a “Securities Acquisition”) other than by virtue of a merger, consolidation or similar transaction, or (iv) a dissolution or liquidation of the Company (hereinafter, each of the events described in (i) through (iv) above shall be a “Corporate Transaction”), then the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall take any one or more of the following actions, as to outstanding Stock Awards: (i) provide that such Stock Awards shall continue in existence with appropriate adjustments or modifications, if applicable, or provide that such Stock Awards shall be assumed, or equivalent stock awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the Participants, provide that all unexercised options, or other Stock Awards to the extent they are unexercised or unvested (i.e., in the case of restricted stock, the Company has a reacquisition or repurchase right as to the stock), will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, if applicable, (iii) in the event of a consolidation, merger, combination, reorganization or Securities Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the transaction (the “Sale Price”), make or provide for a cash payment to the Participant equal to the difference between (A) the Sale Price times the number of shares of Common Stock subject to such outstanding Stock Awards (to the extent then vested or exercisable at prices not in excess of the Sale Price), and (B) the aggregate exercise price of all such outstanding Stock Awards in exchange for the termination of such Stock Awards, or (iv) provide that all or any outstanding Stock Awards shall become vested and exercisable in full or part (or any reacquisition or repurchase rights held by the Company shall immediately lapse in full or part) at or immediately prior to such event. To the extent set forth in any option agreement or other stock award agreement, the Board or its designee may specifically provide, either at the time of grant or thereafter, that any of the preceding actions shall or shall not occur or be taken with respect to an outstanding award.
      (b)     Change in the Incumbent Board.     The Board or its designee may provide for the accelerated vesting or exercisability of a Stock Award (including the lapse of any reacquisition or repurchase rights in favor of the Company) upon the occurrence of a Change in the Incumbent Board (as defined below) in any option agreement or other stock award agreement at the time of grant of the Stock Award, or at any time thereafter. A “Change in the Incumbent Board”shall be deemed to occur if the existing members of the Board on the date this Plan is initially adopted by the Board (the “Incumbent Board”) cease to constitute at least a majority of the members of the Board, provided, however, that any new Board member shall be considered a member of the Incumbent Board for this purpose if the appointment or election (or nomination for such election) of the new Board member was approved or recommended by a majority vote of the members of the Incumbent Board who are then still in office.
      (c)     Substitute Options.     The Company may grant Stock Awards under the Plan in substitution for Stock Awards held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger, consolidation, combination or reorganization of the employing corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute Stock Awards be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

13.     No Special Employment Rights.
      Nothing contained in the Plan or in any Stock Award shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the Participant.
14.     Other Employee Benefits.
      Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the issuance of a Stock Award, the lapse of any restrictions thereon, or the exercise of an option, or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.
15.     Amendment of the Plan.
      (a)     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3 (if then applicable), the Board of Directors may not effect such modification or amendment without such approval.
      (b)     Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect the Participants rights under a Stock Award previously granted to him or her. With the consent of the affected Participant, the Board of Directors may amend outstanding Stock Award agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding Stock Award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 (if then applicable).
16.     Withholding.
      (a)     The Company shall have the right to deduct from payments of any kind otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued pursuant to a Stock Award or upon exercise of options under the Plan, and including the lapse of any restrictions with respect to a Stock Award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, a Participant may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the Participant. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. A Participant who has made an election pursuant to this Section 16(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
      (b)     Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).

17.     Effective Date and Duration of the Plan.
      (a)     Effective Date.     The Plan shall become effective when adopted by the Board of Directors, but no Stock Award granted under the Plan shall become exercisable, and no restricted stock award shall be granted, unless and until the Plan shall have been approved by the Company’s stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board’s adoption of the Plan, options previously granted under the Plan shall not vest and shall terminate and no options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 15) shall become effective when adopted by the Board of Directors, but no option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular person) unless and until such amendment shall have been approved by the Company’s stockholders. If such stockholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, Stock Awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.
      (b)     Termination.     The Board may suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not adversely affect a Participant’s rights under a Stock Award previously granted to the Participant while the Plan is in effect except with the consent of the Participant. Unless sooner terminated in accordance with this Section or Section 12, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors. Stock Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Awards.
18.     Provision for Foreign Participants.
      The Board of Directors may, without amending the Plan, modify Stock Awards or options granted to Participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
Adopted by the Board of Directors effective as of February 24, 2005

Appendix B
NOVAVAX, INC.
FORM OF SENIOR CONVERTIBLE NOTE
NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO NOVAVAX, INC., THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c)(iii) AND 19(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.
NOVAVAX, INC.
Senior Convertible Note

Issuance Date: July , 2004	Principal: U.S. $
      FOR VALUE RECEIVED, NOVAVAX, INC., a Delaware corporation (the “Company”), hereby promises to pay to the order of [BUYER] or registered assigns (“Holder”) the amount set out above as the Principal (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at a rate per annum equal to the Interest Rate (as defined below), from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Date (as defined below), the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Senior Convertible Note (including all Senior Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of Senior Convertible Notes (collectively, the “Notes” and such other Senior Convertible Notes, the “Other Notes”) issued on the Issuance Date pursuant to the Securities Purchase Agreement (as defined below). Certain capitalized terms are defined in Section 29.
      (1)     MATURITY.     On the Maturity Date, the Company shall pay to the Holder (the “Maturity Date Payment”) an amount in cash or, at the option of the Company, in a combination of cash and shares of Common Stock (“Repayment Shares”), representing all outstanding Principal, accrued and unpaid Interest and accrued and unpaid Late Charges, if any; provided that (x) only up to half of the Maturity Date Payment may be made in Repayment Shares and (y) any portion of the Maturity Date Payment may be payable in Repayment Shares only if (i) the Company delivers written notice of such election (“Maturity Date Payment Election Notice”) to each holder of the Notes at least thirty (30) Trading Days prior to the Maturity Date (a “Maturity Payment Election Date”) indicating the amount of the Maturity Date Payment to be made in Repayment Shares and (ii) the Equity Conditions are satisfied (or waived by the Holder) from and including the Maturity Payment Election Date through and including the Maturity Date. The Company shall be required to make Maturity Date Payments in the same proportion with respect to the Other Notes as designated in any Maturity Date Payment Election Share Notice delivered under this Note. The “Maturity

Date” shall be July 15, 2009, as may be extended at the option of the Holder (i) in the event that, and for so long as, an Event of Default (as defined in Section 4(a)) shall have occurred and be continuing and (ii) through the date that is ten (10) days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice (as defined in Section 5) is delivered prior to the Maturity Date. The portion, if any, of the Maturity Date Payment to be made on the Maturity Date in Repayment Shares shall be paid in a number of fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 3(a)) of Common Stock equal to the quotient of (a) the amount of the Maturity Date Payment to be made on the Maturity Date in Repayment Shares and (b) the Redemption Conversion Price on the Maturity Date. If any Repayment Shares are to be paid on the Maturity Date, then the Company shall (X) provided that the Company’s transfer agent (the “Transfer Agent”) is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of Repayment Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver on the Maturity Date, to such address of the Holder as is set forth in the Securities Purchase Agreement or such other address as specified by the Holder in writing to the Company on or prior to the Maturity Date, a certificate, registered in the name of the Holder or its designee, for the number of Repayment Shares to which the Holder shall be entitled. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Repayment Shares.
      (2)     INTEREST; INTEREST RATE.     Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears on each January 15 and July 15 during the period beginning on the Issuance Date and ending on, and including, the Maturity Date and on the Maturity Date (each, an “Interest Date”) with the first Interest Date being January 15, 2005. Interest shall be payable on each Interest Date in cash. Prior to the payment of Interest on an Interest Date, Interest on this Note shall accrue at the Interest Rate and be payable by way of inclusion of the Interest in the Conversion Amount in accordance with Section 3(b)(i). From and after the occurrence of an Event of Default, the Interest Rate shall be increased to fifteen percent (15%). In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default.
      (3)     CONVERSION OF NOTES.     This Note shall be convertible into shares of Common Stock of the Company, par value $.01 per share (the “Common Stock”), on the terms and conditions set forth in this Section 3.
           (a)     Conversion Right.     Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of shares of Common Stock upon conversion of any Conversion Amount.
           (b)     Conversion Rate.     The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”).

(i) “Conversion Amount” means the sum of (A) the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made, (B) accrued and unpaid Interest with respect to such Principal and (C) accrued and unpaid Late Charges with respect to such amount being converted.

(ii) “Conversion Price” means, as of any Conversion Date (as defined below) or other date of determination, and subject to adjustment as provided herein, U.S.$ (1)
           (c)     Mechanics of Conversion.

(i) Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in a form reasonably acceptable to the Company in the case of its loss, theft or destruction). On or before the first Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the Transfer Agent. On or before the third Business Day following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the Company shall (X) provided the Transfer Agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to such address of the Holder as is set forth in the Securities Purchase Agreement or such other address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Note is physically surrendered for conversion as required by Section 3(c)(iii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(ii) Company’s Failure to Timely Convert or Redeem. If the Company shall fail to issue a certificate to the Holder or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon conversion or redemption of any Conversion Amount on or prior to the date which is five (5) Business Days after the Conversion Date or other applicable date of determination (a “Conversion Failure”), then (A) the Company shall pay damages to the Holder for each date of such Conversion Failure in an amount equal to 0.5% of the product of (I) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date or other applicable date of determination and to which the Holder is entitled, and (II) the Closing Sale Price of the shares of Common Stock on the Share Delivery Date or other applicable date of determination and (B) the Holder, upon written notice to the Company, may void its Conversion Notice or right to receive shares upon a redemption hereunder with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted or redeemed pursuant to such Conversion Notice or other applicable redemption notice; provided that the voiding of a Conversion Notice or other applicable redemption notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(ii) or otherwise. In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of the facsimile copy of a Conversion Notice or any other applicable date on which the Company is required to deliver shares of Common Stock hereunder the Company shall fail to issue and deliver a certificate to the Holder or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder’s conversion or the Company’s redemption of any

      1Insert amount equal to the greater of (x) $6.15 and (y) 110% of the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Issuance Date.

Conversion Amount, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such conversion or redemption that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the Conversion Date or other applicable date on which the Company was required to deliver shares of Common Stock.

(iii) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion or redemption of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted or redeemed or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting physical surrender and reissue of this Note. The Holder and the Company shall maintain records showing the Principal, Interest and Late Charges converted and the dates of such conversions and redemption or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion or redemption.

(iv) Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder’s portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 24.

(d) Limitations.

(i) Beneficial Ownership. The Company shall not effect any conversion or redemption of this Note or otherwise issue shares of Common Stock pursuant hereto, and the Holder of this Note shall not have the right to convert or redeem any portion of this Note or otherwise receive any shares of Common Stock pursuant hereto, to the extent that after giving effect to such conversion or redemption or issuance or receipt of shares of Common Stock pursuant hereto, the Holder (together with the Holder’s affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or redemption or other receipt of shares of Common Stock pursuant hereto. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion or redemption of this Note or other issuance shares of Common Stock pursuant hereto with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion or redemption or other issuance with respect to the remaining portion of this Note beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of or other issuance with respect to the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any Other Notes or warrants) subject to a limitation on conversion or exercise or other issuance analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 3(d)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s then most recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion, redemption, exercise or other issuance of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

(ii) Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock upon conversion or redemption of or otherwise with respect to this Note if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon conversion or redemption of or other issuance with respect to the Notes without breaching the Company’s obligations under the rules or regulations of the Principal Market (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount. Until such approval is obtained, no purchaser of the Notes pursuant to the Securities Purchase Agreement (the “Purchasers”) shall be issued, upon conversion or redemption of or other issuance with respect to any Notes, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the Principal amount of Notes issued to such Purchaser pursuant to the Securities Purchase Agreement on the Issuance Date and the denominator of which is the aggregate Principal amount of Notes issued to all Purchasers pursuant to the Securities Purchase Agreement on the Issuance Date (with respect to each Purchaser, the “Exchange Cap Allocation”). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser’s Notes, the transferee shall be allocated a pro rata portion of such Purchaser’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of Notes shall convert all of such holder’s Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Exchange Cap Allocation, then the difference between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the aggregate principal amount of the Notes then held by each such holder.

      (4)     RIGHTS UPON EVENT OF DEFAULT.

(a) Event of Default. Each of the following events shall constitute an “Event of Default”:

(i) the failure of the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement to be declared effective by the SEC on or prior to the date that is 60 days after the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement), or, while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of the Notes for sale of all of such holder’s Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of 10 consecutive days or for more than an aggregate of 30 days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

(ii) the suspension from trading or failure of the shares of Common Stock to be listed on an Eligible Market for a period of five consecutive days or for more than an aggregate of 10 days in any 365-day period;

(iii) the Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Business Days after the applicable Conversion Date or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes;

(iv) upon the Company’s receipt of a Conversion Notice, the Company is not obligated to issue shares of Common Stock upon such conversion due to the provisions of Section 3(d)(ii);

(v) at any time following the tenth consecutive Business Day that the Holder’s Authorized Share Allocation is less than the number of shares of Common Stock that the Holder would be entitled to receive upon a conversion of the full Conversion Amount of this Note (without regard to any limitations on conversion set forth in Section 3(d) or otherwise);

(vi) the Company’s failure to pay to the Holder any amount of Principal, Interest, Late Charges or other amounts when and as due under this Note or any other Transaction Document (as defined in the Securities Purchase Agreement), except, in the case of a failure to pay Interest and Late Charges when and as due, in which case only if such failure continues for a period of at least three (3) Business Days;

(vii) any default under, redemption of or acceleration (subject to applicable cure periods) prior to maturity of any material Indebtedness (as defined in Section 3(s) of the Securities Purchase Agreement) of the Company or any of its Subsidiaries (as defined in Section 3(a) of the Securities Purchase Agreement) other than with respect to any Other Notes;

(viii) the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign, state or local law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

(ix) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries and such order or decree is incapable of being dismissed or, if capable of being dismissed, shall continue undismissed for a period of 30 days;

(x) a final, non-appealable judgment or judgments for the payment of money aggregating in excess of $2,000,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within 60 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $2,000,000 amount set forth above so long as the Company provides the Holder as promptly as practicable with a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity in the time frame provided under the applicable insurance policy;

(xi) the Company breaches any representation, warranty, covenant or other term or condition of any of the Transaction Documents in a manner that could result in a Material Adverse Effect (as defined in the Securities Purchase Agreement), except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least fifteen (15) consecutive Business Days;

(xii) any breach or failure in any respect to comply with Section 15 of this Note; or

(xiii) any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes.
           (b)     Redemption Right.     Promptly after the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall deliver written notice thereof via facsimile and overnight courier (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount to be redeemed and (y) the Redemption Premium and (ii) the product of (A) the Conversion Rate with respect to such Conversion Amount in effect at such time as the Holder delivers an Event of Default Redemption Notice and (B) the Closing Sale Price of the shares of Common Stock on the date immediately preceding such Event of Default (the “Event of Default Redemption Price”). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 12.
      (5)     RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.
           (a)     Assumption.     The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes held by such holder and having similar ranking to the Notes, and satisfactory to the Required Holders and (ii) other than in connection with a Cash Transaction, the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Company’s Common Stock (or other securities, cash, assets or other property) purchasable upon the conversion or redemption of the Notes prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Note been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion or redemption of this Note.
           (b)     Redemption Right of the Holder Upon a Change of Control.     No sooner than 15 days nor later than 7 days prior to the consummation of a Change of Control, but not prior to the Company’s public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a “Change of Control Notice”). At any time during the period beginning after the Holder’s receipt of a Change of Control Notice and ending on the date of the consummation of such Change of Control (or, in the event a Change of Control Notice is not delivered at least 7 days prior to a

Change of Control, at any time beginning after the Holder’s receipt of a Change of Control Notice and ending 10 days after the consummation of such Change of Control), the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 5 shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount being redeemed and (y) the quotient determined by dividing (A) the Closing Sale Price of the shares of Common Stock immediately following the public announcement of such proposed Change of Control by (B) the Conversion Price and (ii) the product of (x) the Change of Control Redemption Premium and (y) the Conversion Amount being redeemed (the “Change of Control Redemption Price”). Notwithstanding anything to the contrary in this Section 5(b), but subject to Section 3(d), until the Change of Control Redemption Price is paid in full, the Conversion Amount submitted for redemption under this Section 5(b) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. Redemptions required by this Section 5(b) shall be made in accordance with the provisions of Section 12 and shall have priority to payments to stockholders in connection with a Change of Control.
           (c)     Redemption at the Company’s Election Upon Cash Transaction.     On the date a pending, proposed or intended Cash Transaction is publicly disclosed, the Company shall have the right, in its sole discretion, to require that all, but not less than all, of the outstanding Notes be redeemed (a “Cash Transaction Redemption Election”) at a price equal to the Change of Control Redemption Price (such price in connection with a Cash Transaction Redemption Election, the “Cash Transaction Redemption Price”). The Company shall exercise its right to make a Cash Transaction Redemption Election by providing each holder of Notes written notice (the “Cash Transaction Redemption Notice”) by facsimile and overnight courier, concurrently with the public disclosure of a proposed, pending or intended Cash Transaction and at least ten (10) Trading Days prior to the date of consummation of the Cash Transaction (the “Cash Transaction Election Redemption Date”), which Cash Transaction Election Redemption Date shall be the date of the consummation of the Cash Transaction. The Cash Transaction Redemption Notice shall indicate the anticipated Cash Transaction Election Redemption Date. If the Company has exercised its right of Cash Transaction Redemption Election then all Notes outstanding at the time of the consummation of the Cash Transaction shall be redeemed on the Cash Transaction Election Redemption Date by payment by or on behalf of the Company to each holder of Notes of the Cash Transaction Redemption Price for such Notes concurrent with the closing of the Cash Transaction. If the Company fails to pay the full Cash Transaction Redemption Price with respect to any Notes concurrently with the closing of the Cash Transaction, then the Cash Transaction Redemption Election shall be null and void with respect to such Notes and the holder of such Notes shall be entitled to all the rights of a holder of outstanding Notes set forth herein. Notwithstanding anything to the contrary in this Section 5(c), but subject to Section 3(d), until the Cash Transaction Redemption Price is paid in full, the Conversion Amount subject to redemption hereunder may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. Redemptions required by this Section 5(c) shall be made in accordance with the provisions of Section 12 and shall have priority to payments to stockholders in connection with a Cash Transaction.

(6)	RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.
           (a)     Purchase Rights.     If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
           (b)     Other Corporate Events.     In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common

Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.
      (7)     RIGHTS UPON ISSUANCE OF OTHER SECURITIES.
           (a)     Adjustment of Conversion Price upon Issuance of shares of Common Stock. If and whenever during the period beginning on after the Subscription Date and ending on the second anniversary of the Subscription Date, the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Security) for a consideration per share less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the product of (A) the Applicable Price and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Applicable Price and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Applicable Price by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. For purposes of determining the adjusted Conversion Price under this Section 7(a), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share. For the purposes of this Section 7(a)(ii), the “price per share for which one shares of Common Stock is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 7(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for shares of Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(iv) Calculation of Consideration Received. In case any Option or Convertible Securities are issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options or Convertible Securities by the parties thereto, the Options or Convertible Securities will be deemed to have been issued for a consideration of $.01. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth day following the Valuation Event by an independent, nationally recognized appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error. The fees and expenses of such appraiser shall be borne by the party whose determination or fair value most differs from such appraiser’s determination.

(v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

           (b)     Adjustment of Conversion Price upon Subdivision or Combination of shares of Common Stock.     If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.
           (c)     Other Events.     If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.
      (8)     COMPANY’S RIGHT OF MANDATORY CONVERSION.
           (a)     Mandatory Conversion.     If at any time from and after the third anniversary of the Issuance Date (the “Mandatory Conversion Eligibility Date”), (i) the Weighted Average Price of the shares of Common Stock exceeds 175% of the Conversion Price as of the Issuance Date (subject to appropriate adjustments for stock splits, stock dividends, stock combinations and other similar transactions after the Issuance Date) for each of fifteen (15) Trading Days out of any thirty (30) consecutive Trading Days following the Mandatory Conversion Eligibility Date (the “Mandatory Conversion Measuring Period”) and (ii) the Equity Conditions shall have been satisfied or waived in writing by the Holder from and including the Mandatory Conversion Notice Date through and including the Mandatory Conversion Date (each, as defined below), the Company shall have the right to require the Holder to convert all or any portion of the Conversion Amount then remaining under this Note as designated in the Mandatory Conversion Notice (as defined below) into fully paid, validly issued and nonassessable shares of Common Stock in accordance with Section 3(c) hereof at the Conversion Rate as of the Mandatory Conversion Date (as defined below) (a “Mandatory Conversion”). The Company may exercise its right to require conversion under this Section 8(a) by delivering within not more than two Trading Days following the end of such Mandatory Conversion Measuring Period a written notice thereof by facsimile and overnight courier to all, but not less than all, of the holders of Notes and the Transfer Agent (the “Mandatory Conversion Notice” and the date all of the holders received such notice is referred to as the “Mandatory Conversion Notice Date”). The Company may deliver one Mandatory Conversion Notice hereunder and the Mandatory Conversion Notice shall be irrevocable.
           (b)     Pro Rata Conversion Requirement.     If the Company elects to cause a conversion of all or any portion of the Conversion Amount of this Note pursuant to Section 8(a), then it must simultaneously take the same action with respect to the Other Notes. If the Company elects to cause the conversion of this Note pursuant to Section 8(a) (or similar provisions under the Other Notes) with respect to less than all of the Conversion Amounts of the Notes then outstanding, then the Company shall require conversion of a Conversion Amount from each of the holders of the Notes equal to the product of (I) the aggregate Conversion Amount of Notes which the Company has elected to cause to be converted pursuant to Section 8(a), multiplied by (II) the fraction, the numerator of which is the sum of the aggregate principal amount of the Notes purchased by such holder pursuant to the Securities Purchase Agreement and the denominator of which is the sum of the aggregate principal amount of the Notes purchased by all holders pursuant to the Securities Purchase Agreement (such fraction with respect to each holder is referred to as its “Allocation Percentage,” and such amount with respect to each holder is referred to as its “Pro Rata Conversion Amount”). In the event that the initial holder of any Notes shall sell or otherwise transfer any of such holder’s Notes, the transferee shall be allocated a pro rata portion of such holder’s Allocation Percentage. The Mandatory Conversion Notice shall state (i) the Trading Day selected for the Mandatory Conversion in accordance with Section 8(a), which Trading Day shall be at least twenty (20) Business Days but not more than sixty (60) Business Days following the Mandatory Conversion Notice Date (the “Mandatory Conversion Date”), (ii) the aggregate Conversion Amount of the Notes which the Company has elected to be subject to mandatory conversion from all of the holders of the Notes pursuant to this Section 8 (and analogous provisions under the Other Notes), (iii) each holder’s Pro Rata Conversion Amount of the Conversion Amount of the Notes the Company has elected to cause to be converted pursuant to this Section 8 (and analogous provisions under the Other Notes) and (iv) the number of shares of Common Stock to be issued to the Holder as of the Mandatory Conversion Date. All Conversion Amounts converted by the Holder after the Mandatory Conversion Notice Date shall reduce the Conversion Amount of this Note required to be converted on the Mandatory Conversion Date. If the Company has elected a Mandatory Conversion, the mechanics of conversion set forth in Section 3(c) shall apply, to the extent applicable, as if the Company and the Transfer Agent had received from the Holder on the Mandatory Conversion Date a Conversion Notice with respect to the Conversion Amount being converted pursuant to the Mandatory Conversion.
      (9)     HOLDER’S RIGHT OF OPTIONAL REDEMPTION.
           (a)     Holder Redemption Option.     If the Weighted Average Price of the Common Stock is less than the then applicable Conversion Price on each of thirty (30) Trading Days out of the forty (40) consecutive Trading Days immediately preceding either Applicable Trigger Date, the Holder shall have the right, in its sole discretion, to require that the Company redeem all or any portion of this Note (a “Holder Optional Redemption”) by delivering written notice thereof (a “Holder Optional Redemption Notice”) to the Company at any time within fifteen (15) Business Days after the Applicable Trigger Date; provided, however, that from and after the date the Estrasorb Revenue Target (as defined in Section 9(c)) has been met, the Holder shall no longer be able to effect a Holder Optional Redemption. The Holder Optional Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 9(a) shall be redeemed by the Company at a price equal to the Conversion Amount being redeemed (the “Holder Optional Redemption Price”). The Holder Optional Redemption Price shall be paid on the twenty-fifth (25th) Business Day after the date of the Holder Optional Redemption Notice (the “Holder Optional Redemption Date”). Within one Business Day of receipt of a Holder Optional Redemption Notice, the Company shall inform in writing all holders of Other Notes that such a Holder Optional Redemption Notice has been received by the Company. The Company may elect, by written notice (the “Company Redemption Share Notice”) delivered to the Holder, to pay up to 50% of the Holder Optional Redemption Price in shares of Common Stock (the “Optional Redemption Shares”) by dividing the amount to be paid in shares of Common Stock set forth in the Company Redemption Share Notice by the Redemption Conversion Price as of the Holder Optional Redemption Date. The Company Redemption Share Notice must be delivered within two (2) Business Days of receipt of a Holder Optional Redemption Notice. If the Company receives Holder Optional Redemption Notices from one or more holders of Other Notes under analogous provisions of the Other Notes, the Company shall redeem the same percentage of the Holder Optional Redemption Price in Optional Redemption Shares with respect to such Other Notes as designated in any Company Redemption Share Notice delivered under this Note. If any of the Holder Optional Redemption Price is to be paid in Optional Redemption Shares, then, on the Holder Optional Redemption Date, the Company shall (X) credit such aggregate number of Optional Redemption Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to such address of the Holder as is set forth in the Securities Purchase Agreement or such other address as specified by the Holder in writing to the Company at least two Business Days prior to the Holder Optional Redemption Date, a certificate, registered in the name of the Holder or its designee, for the number of Optional Redemption Shares to which the Holder shall be entitled hereunder. Notwithstanding the foregoing, the Company shall not be entitled to pay any of the Holder Optional Redemption Price in Optional Redemption Shares and shall be required to pay such Holder Optional Redemption Price entirely in cash if the Equity Conditions are not satisfied (or waived by the Holder) from and including the Applicable Trigger Date through and including the Holder Optional Redemption Date. Redemptions required by this Section 9(a) shall be made in accordance with the provisions of Section 12.

           (b)     Holder CEO Redemption Option.     If on or prior to the four (4) month anniversary of the Issuance Date, Nelson Sims is no longer the President and Chief Executive Officer of the Company (other than solely as a result of medical disability) (the “CEO Trigger Optional Redemption Right”), the Holder shall have the right, in its sole discretion, to require that the Company redeem any portion up to half of the Conversion Amount of this Note by delivering written notice thereof (a “CEO Trigger Optional Redemption Notice”) to the Company at any time within sixty (60) Business Days after the public announcement by the Company that Nelson Sims is no longer the President and Chief Executive Officer of the Company. The CEO Trigger Optional Redemption Notice shall indicate the Conversion Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 9(b) shall be redeemed by the Company at a price equal to the Conversion Amount being redeemed (the “CEO Trigger Optional Redemption Price”). The CEO Trigger Optional Redemption Price shall be paid in cash on the fifth (5th) Business Day after the date of the CEO Trigger Optional Redemption Notice (the “CEO Trigger Optional Redemption Date”). Within one Business Day of receipt of a CEO Trigger Optional Redemption Notice, the Company shall inform in writing all holders of Other Notes that such a CEO Trigger Optional Redemption Notice has been received by the Company. Redemptions required by this Section 9(b) shall be made in accordance with the provisions of Section 12.
           (c)     Definitions.

(i) “2006 Annual Report” means the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2006.

(ii) “Applicable Trigger Date” means either of the third anniversary of the Issuance Date and the fourth anniversary of the Issuance Date.

(iii) “Estrasorb Revenue Target” means the recognition by the Company of revenue, as certified by the Company pursuant to a certificate executed by the Company’s Chief Executive Officer and Chief Financial Officer and delivered to the Holder, from the sales of Estrasorb of (i) not less than $40 million for the twelve month period ending December 31, 2006, as set forth in the audited financial statements of the Company included in the 2006 Annual Report, and (ii) not less than $25 million for the six month period ending December 31, 2006, as set forth in the audited financial statements of the Company included in the 2006 Annual Report.
      (10)     NONCIRCUMVENTION.     The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.
      (11)     RESERVATION OF AUTHORIZED SHARES.
           (a)     Reservation.     The Company initially shall reserve out of its authorized and unissued shares of Common Stock a number of shares of Common Stock for each of the Notes equal to the Conversion Rate with respect to the Conversion Amount of each such Note as of the Issuance Date. So long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Notes, the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions) (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the time of Issuance Date or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Notes, each transferee shall be allocated a pro rata portion of such holder’s Authorized

Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.
           (b)     Insufficient Authorized Shares.     If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 60 days after the occurrence of such Authorized Share Failure, the Company shall take all necessary actions to obtain stockholder approval of an increase in the number of authorized shares of Common Stock. In connection with a meeting of stockholders, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.
      (12)     HOLDER’S REDEMPTIONS.
           (a)     Mechanics.     The Company shall deliver the applicable Event of Default Redemption Price to the Holder within five (5) Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice. If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five Business Days after the Company’s receipt of such notice otherwise. If the Company has delivered a Cash Transaction Redemption Notice in accordance with Section 5(c), the Company shall deliver the applicable Cash Transaction Redemption Price to the Holder concurrently with the consummation of such Cash Transaction. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal which has not been redeemed. In the event that the Company does not pay the Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Company’s receipt of such notice, (x) the Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 19(d)) to the Holder representing such Conversion Amount and (z) the Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Redemption Notice is voided and (B) the lowest Closing Bid Price during the period beginning on and including the date on which the Redemption Notice is delivered to the Company and ending on and including the date on which the Redemption Notice is voided. The Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.
           (b)     Redemption by Other Holders.     Upon the Company’s receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b) or Section 5(b) (each, an “Other Redemption Notice”), the Company shall promptly forward to the Holder by facsimile a copy of such notice. If the Company receives or delivers a Redemption Notice and one or more Other Redemption Notices, during the period beginning on and including the date which is three Business Days prior to the Company’s receipt or delivery of the Holder’s Redemption Notice and ending on and including the date which is three Business Days after the Company’s receipt or delivery of the Holder’s Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received or delivered during such seven Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received or delivered by the Company during such seven Business Day period.
      (13)     RESTRICTION ON REDEMPTION.     Until all of the Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, directly or indirectly, redeem or repurchase its capital stock without the prior express written consent of the Required Holders.
      (14)     VOTING RIGHTS.     The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to applicable laws of the State of Delaware, and as expressly provided in this Note.
      (15)     RANK; ADDITIONAL INDEBTEDNESS; LIENS.
           (a)     Rank.     All payments due under this Note (a) shall rank pari passu with all Other Notes and (b) shall be senior to all other Indebtedness of the Company and its Subsidiaries other than Permitted Acquisition Indebtedness.
           (b)     Incurrence of Indebtedness.     So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than (i) the Indebtedness evidenced by this Note and the Other Notes and (ii) Permitted Indebtedness.
           (c)     Existence of Liens.     So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.
           (d)     Restricted Payments.     The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Permitted Indebtedness, whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an Event of Default has occurred and is continuing.
      (16)     PARTICIPATION.     The Holder, as the holder of this Note, shall be entitled to such dividends paid and distributions made to the holders of shares of Common Stock to the same extent as if the Holder had converted this Note into shares of Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of shares of Common Stock.
      (17)     VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES.     The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any change or amendment to this Note or the Other Notes.
      (18)     TRANSFER.     This Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(f) of the Securities Purchase Agreement.
      (19)     REISSUANCE OF THIS NOTE.
           (a)     Transfer.     If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 19(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note (in accordance with Section 19(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii) and this Section 19(a), following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.
           (b)     Lost, Stolen or Mutilated Note.     Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal.
           (c)     Note Exchangeable for Different Denominations.     This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 19(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.
           (d)     Issuance of New Notes.     Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 19(a) or Section 19(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued Interest and Late Charges on the Principal and Interest of this Note, from the Issuance Date.
      (20)     REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.     The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
      (21)     PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS.     If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.
      (22)     CONSTRUCTION; HEADINGS.     This Note shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

      (23)     FAILURE OR INDULGENCE NOT WAIVER.     No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
      (24)     DISPUTE RESOLUTION.     In the case of a dispute between the Company and the Holder as to the determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price or the arithmetic calculation of the Conversion Rate or the Redemption Price, the Holder and the Company shall submit promptly via facsimile (a) the disputed determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price to an independent, nationally recognized investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Rate or the Redemption Price to the Company’s independent, outside accountant. The Company and the Holder shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The expenses of the investment bank or accountant shall be borne by the party whose determination or calculation most differs from such investment bank’s or accountant’s determination or calculation, as the case may be.
      (25)     NOTICES; PAYMENTS.
           (a)     Notices.     Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any pro rata subscription offer to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.
           (b)     Payments.     Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Purchasers, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Principal which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of 15% per annum from the date such amount was due until the same is paid in full (“Late Charge”).
      (26)     CANCELLATION.     After all Principal, accrued Interest and other amounts at any time owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

      (27)     WAIVER OF NOTICE.     To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.
      (28)     GOVERNING LAW.     This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.
      (29)     CERTAIN DEFINITIONS.     For purposes of this Note, the following terms shall have the following meanings:

(a) “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer, director or consultant for services provided to the Company.
           (b)     “Bloomberg” means Bloomberg Financial Markets.
           (c)     “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
           (d)     “Cash Transaction” means any Change of Control with a Successor Entity that is unaffiliated with the Company at the time of the proposed Change of Control and that neither such Successor Entity nor its Parent Entity is a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, which Cash Transaction is consummated on an arm’s length basis at a time that the Equity Conditions are satisfied and pursuant to which the holders of the Common Stock are to receive consideration consisting solely of cash.
           (e)     “Change of Control” means any Fundamental Transaction other than (A) a Fundamental Transaction pursuant to which (i) the Successor Entity or its Parent Entity is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market, (ii) this Note is convertible into such publicly traded common stock, (iii) holders of the Common Stock immediately prior to the Fundamental Transaction continue after the Fundamental Transaction to hold a majority of the publicly traded securities of the Successor Entity or its Parent Entity and (iv) holders of the Common Stock immediately prior to the Fundamental Transaction continue after the Fundamental Transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.
           (f) “Change of Control Redemption Premium” means (i) from and after the Issuance Date through the nine (9) month anniversary of the Issuance Date, 120%; (ii) after the nine (9) month anniversary of the Issuance Date through the twenty-one (21) month anniversary of the Issuance Date, 115%; (iii) after the twenty-one (21) month anniversary of the Issuance Date through the thirty-four (34) month anniversary of the Issuance Date, 110%; and (iv) after the thirty-four (34) month anniversary of the Issuance Date through the Maturity Date, 105%.
           (g) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
           (h) “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 7(a)(i) and 7(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon conversion of the Notes.
           (i) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.
           (j) “EBITDA” means, for any four calendar quarter period, the net income (or net loss) of such Person and its consolidated Subsidiaries, determined in accordance with GAAP, plus (i) any provision for (or less any benefit from) income taxes, (ii) any deduction for interest expense, net of interest income, and (iii) depreciation and amortization expense. All determinations of the components of EBITDA shall be derived from the Company’s then most recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable.
           (k) “Eligible Market” means the Principal Market or The New York Stock Exchange, Inc.
           (l) “Equity Conditions” means: (i) on each day during the period beginning six months prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), either (x) the Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all remaining Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement) or (y) all shares of Common Stock issuable upon conversion and redemption of the Notes shall be eligible for sale without restriction and without the need for registration under any applicable federal or state securities laws; (ii) the Company shall have no knowledge of any fact that would cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement or (y) any shares of Common Stock issuable upon conversion and redemption of the Notes not to be eligible for sale without restriction pursuant to Rule 144(k) and any applicable state securities laws; (iii) on each day during the Equity Conditions Measuring Period, the shares of Common Stock are designated for quotation on the Principal Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than two days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iv) during the Equity Conditions Measuring Period, the Company shall have delivered all shares of Common Stock issuable upon conversion or redemption of the Notes to the holders of the Notes on a timely basis; (v) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3(d)(i) hereof; (vi) the Company shall have obtained the Stockholder Approval (as defined in the Securities Purchase Agreement); (vii) during the Equity Conditions Measuring Period, there shall not have occurred either (A) other than in connection with a Cash Transaction, the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated or (B) an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (viii) the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any Transaction Document and (ix) other than in connection with a Mandatory Conversion or a Cash Transaction, the Weighted Average Price of the Common Stock on each day of the applicable Measuring Period shall be in excess of the Required Price; provided, however, that in the event that the Weighted Average Price of the Common Stock falls below the Required Price on any Trading Day during the applicable Measuring Period (a “Failure Day”), this condition shall be deemed satisfied and the Company shall be entitled to deliver any applicable Repayment Shares or Optional Redemption Shares, as the case may be, so long as the number of shares of Common Stock so delivered does not exceed the number of shares otherwise deliverable reduced by the product of (I) 0.05 and (II) the number of Failure Days in such Measuring Period (with the applicable cash portion of the Maturity Date Payment or Optional Redemption Price, as the case may be, deliverable on the applicable Maturity Date or Optional Redemption Date, as the case may be, being correspondingly increased by the resulting reduction in the number of Repayment Shares or Optional Redemption Shares, as the case may be).
           (m) “Excluded Securities” means any shares of Common Stock (or Options or Convertible Securities) issued or issuable: (i) in connection with any Approved Stock Plan; (ii) upon conversion or redemption of the Notes; (iii) in connection with the transactions set forth on Schedule 3(u) in the Company Disclosure Letter; (iv) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter which generates gross proceeds to the Company in excess of $25,000,000 (other than an “at-the-market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, and “equity lines”); (v) in connection with any bona fide, good faith strategic partnership or joint venture (including, without limitation, technology licensing or development arrangements, distribution, supply or manufacturing arrangements, and commercial credit arrangements, equipment financings, commercial property lease transactions and similar arrangements and transactions) with a Person who is not engaged in the business of investing in companies and the primary purpose of which is not to raise capital for the Company or any Subsidiary; (vi) in connection with a bona fide, good-faith acquisition by the Company not constituting a Change of Control of all or substantially all the assets or a majority of the voting power of an unaffiliated business or business segment not for capital raising purposes; and (vii) upon conversion of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date, provided that the economic terms of such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date.
           (n) “Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock.
           (o)     “GAAP” means United States generally accepted accounting principles, consistently applied.
           (p)     “Interest Rate” means 4.75%, subject to adjustment pursuant to Section 2.
           (q)     “Measuring Period” means the twenty (20) consecutive Trading Days ending on and including the second (2nd) Trading Day immediately preceding the Maturity Date or the Holder Optional Redemption Date, as the case may be.

           (r)     “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
           (s)     “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.
           (t)     “Permitted Acquisition Indebtedness” means the incurrence by the Company of Indebtedness in an amount not to exceed at any one time in the aggregate the Permitted Acquisition Indebtedness Threshold; provided that such Permitted Acquisition Indebtedness is (i) received from a national banking association as part of an asset back commercial revolving or term credit facility, (ii) incurred in connection with the bona fide purchase or sale of a product, product line, business or assets not for purposes of incurrence of Indebtedness, (iii) not incurred prior to the first anniversary of the Issuance Date and (iv) not incurred at any time that revenues for the Company as set forth in the financial statements contained in the Company’s then most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q or report on Form 8-K, as applicable, are less than $30 million for the twelve month period prior to the period covered by such Annual Report on Form 10-K, Quarterly Report on Form 10-Q or report on Form 8-K, as applicable.
           (u)     “Permitted Acquisition Indebtedness Threshold” means an amount equal to (i) the greater of (x) $25,000,000 and (y) 300% of EBITDA (the “Initial Acquisition Indebtedness Threshold”) and (ii) after the third anniversary of the Issuance Date, the sum of (x) the Initial Acquisition Indebtedness Threshold and (y) the principal amount of Notes converted or redeemed.
           (v)     “Permitted Construction Indebtedness” means the incurrence by the Company of Indebtedness in an amount not to exceed at any one time $25,000,000 in the aggregate; provided that such Permitted Construction Indebtedness is (i) incurred in connection with the bona fide building or acquisition of a new, material manufacturing or laboratory facility of the Company that is unsecured or only secured by, and with recourse solely to, such manufacturing or laboratory facility, (ii) incurred in connection with the lease of a manufacturing or laboratory facility where such lease is considered Indebtedness hereunder solely by virtue of the application of clause (F) of the definition of Indebtedness and (iii) evidenced solely by a mortgage on, and with recourse solely to, such manufacturing or laboratory facility or by an Industrial Revenue Bond (or similar financing) solely for the benefit of, and with recourse solely to, such manufacturing or laboratory facility.
           (w)     “Permitted Indebtedness” means Permitted Acquisition Indebtedness, Permitted Construction Indebtedness and Indebtedness set forth on Schedule 29(w) hereto.
           (x)     “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent, and (iv) any Lien created in connection with the incurrence of Permitted Indebtedness.
           (y)     “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
           (z)     “Principal Market” means the Nasdaq National Market.
           (aa)     “Redemption Conversion Price” means that price which shall be computed as 95% of the arithmetic average of the Weighted Average Price of the Common Stock on each of the Trading Days during the Measuring Period. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during such period.

           (bb)     “Redemption Notice” means any of an Event of Default Redemption Notice, a Change of Control Redemption Notice, a Cash Transaction Redemption Notice, a Holder Optional Redemption Notice or a CEO Trigger Optional Redemption Notice.
           (cc)     “Redemption Premium” means (i) in the case of the Events of Default described in Section 4(a)(i) – (vii) and (x) – (xiv), the Redemption Premium Percentage or (ii) in the case of the Events of Default described in Section 4(a)(viii) – (ix), 100%.
           (dd)     “Redemption Premium Percentage” means (i) from and after the Issuance Date through the first anniversary of the Issuance Date, 125%; (ii) after the first anniversary of the Issuance Date through the second anniversary of the Issuance Date, 120%; (iii) after the second anniversary of the Issuance Date through the third anniversary of the Issuance Date, 115%; (iv) after the third anniversary of the Issuance Date through the fourth anniversary of the Issuance Date, 110%; and (v) after the fourth anniversary of the Issuance Date through the Maturity Date, 105%.
           (ee)     “Redemption Price” means any of the Event of Default Redemption Price, the Change of Control Redemption Price, the Cash Transaction Redemption Price, the Holder Optional Redemption Price or the CEO Trigger Optional Redemption Price.
           (ff)     “Registration Rights Agreement” means that certain registration rights agreement dated the Subscription Date by and among the Company and the initial holders of the Notes relating to, among other things, the registration of the resale of the shares of Common Stock issuable upon conversion or redemption of the Notes.
           (gg)     “Required Holders” means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.
           (hh)     “Required Price” means $2.00, subject to appropriate adjustments for stock splits, stock dividends, stock combinations, reclassifications, reorganizations and other similar transactions after the Issuance Date.
           (ii)     “SEC” means the United States Securities and Exchange Commission.
           (jj)     “Securities Purchase Agreement” means that certain securities purchase agreement dated the Subscription Date by and among the Company and the initial holders of the Notes pursuant to which the Company issued the Notes.
           (kk)     “Subscription Date” means July 16, 2004.
           (ll)     “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.
           (mm)     “Trading Day” means any day on which the shares of Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the shares of Common Stock, then on the principal securities exchange or securities market on which the shares of Common Stock are then traded; provided that “Trading Day” shall not include any day on which the shares of Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the shares of Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).
           (nn)     “Weighted Average Price” means, for any security as of any date of determination, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price”

functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder in good faith. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

NOVAVAX INC.

C/O THE ALTMAN GROUP, INC.
1275 VALLEY BROOK AVENUE
LYNDHURST, NJ 07071

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW
SHARES YOU OWN.

Please sign, date and mail the WHITE Proxy Card above in the postage-paid envelope provided.
Even if you have already voted a Blue proxy card, you can still vote for your Board’s nominees by signing and returning a later dated WHITE proxy card. Only your latest dated proxy card will count.
If you have any question or need help voting your shares, please call our proxy solicitor,

[ALTMAN GROUP LOGO]

Toll Free: 800-357-1072
Call Collect: 201-460-1200
Fax: 201-460-0050

DETACH HERE

Please mark
☒	votes as in
this example.

1.  To elect two directors as Class I Directors to serve on the Board of Directors for a three year term expiring at the 2008 Annual Meeting of Stockholders.

Nominees:	(01)	Denis M. O’Donnell, M.D., (02) Nelson M. Sims

FOR ALL NOMINEES	☐	☐	WITHELD FROM ALL NOMINEES

☐ __________________________________
For all nominee(s) except as written above

		FOR	AGAINST	ABSTAIN
2.	To approve the Novavax, Inc. 2005 Stock Incentive Plan.	☐	☐	☐

3.	To approve the issuance of the shares of Common Stock, $.01 par value, of the Company issuable with respect to the senior convertible notes in the aggregate principal amount of $35,000,000 issued to certain qualified institutional buyers and accredited investors.	☐	☐	☐

4.	To ratify the appointment of Ernst & Young LLP as independent auditor of the Company for the current fiscal year ending December 31, 2005.	☐	☐	☐

5.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Mark box at right if you plan to attend the meeting.				☐

Mark box at right if an address change or comment has been noted on the reverse side of this card. Please be sure to sign and date this Proxy.				☐

Sign exactly as your name appears hereon. (If shares are held by joint tenants, both should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign in the full corporate name by duly authorized officer.) Votes must be Indicated [X] in black or blue ink.

Signature: ________________________   Date: ___________________________   Signature: ________________________   Date: _________________

DETACH HERE

PROXY

NOVAVAX, INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 4, 2005

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder of Novavax, Inc. hereby appoints Nelson M. Sims, Dennis W. Genge and David A. White and each of them, attorneys, agents and proxies, with the power of substitution to each, to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Novavax, Inc., to be held at the Company’s headquarters, 508 Lapp Road, Malvern, Pennsylvania 19355 on Wednesday May 4, 2005 at 9:00 a.m., local time, and at any adjournments thereof.

     The shares represented by this proxy will be voted as directed by the undersigned. IF NO CONTRARY INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR (1) THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY FOR CLASS I DIRECTORS, (2) APPROVAL OF THE NOVAVAX, INC. 2005 STOCK INCENTIVE PLAN, (3) APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE WITH RESPECT TO THE COMPANY’S SENIOR CONVERTIBLE NOTES, (4) RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITOR FOR FISCAL YEAR 2005, AND (5) IN THE DISCRETION OF THE PROXYHOLDER AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please date and sign this Proxy and return it promptly, whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend. If you plan to attend, please mark the box on the reverse side. Please sign exactly as your name is printed on the reverse side. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If stock is held in joint names, all named stockholders should sign.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?